UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [   ]

      Check the appropriate box:

      [X] Preliminary proxy statement.

      [    ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

      [    ] Definitive proxy statement.

      [    ] Definitive additional materials.

      [    ] Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12.

Antares Pharma, Inc.
———————————————————————————————————————————————————————————————————————————

(Name of Registrant as Specified in its Charter)
———————————————————————————————————————————————————————————————————————————

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

      [X] No fee required.

      [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      [    ] Fee paid previously with preliminary materials.

      [    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

ANTARES PHARMA, INC.
707 Eagleview Boulevard, Suite 414
Exton, Pennsylvania 19341
ph. (610) 458-6200

March 21, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Antares Pharma, Inc., to be held at 10:00 a.m., local time, on Thursday, April 28, 2005, at the Board Room of The American Stock Exchange, located at 86 Trinity Place, New York, New York 10006.

The Secretary’s Notice of Annual Meeting and the Proxy Statement that appear on the following pages describe the matters scheduled to come before the meeting. At the meeting, I will report on our company’s performance during the past year, as well as other current items of interest to our shareholders. In addition, certain members of our Board of Directors and management team, as well as representatives of KPMG LLP, our independent registered public accounting firm, will be available to answer your questions.

I hope you will join us at the Annual Meeting of Shareholders, but I know that every shareholder may not be able to do so. Whether or not you plan to attend, please complete and return your signed proxy card as soon as possible. If you attend the meeting, you may withdraw any proxy previously given and vote your shares in person at the meeting.

On behalf of our Board of Directors and our employees, thank you for your continued support of and interest in Antares Pharma, Inc.

Sincerely, /s/ Jack E. Stover Jack E. Stover Chief Executive Officer

ANTARES PHARMA, INC.
707 Eagleview Boulevard, Suite 414
Exton, Pennsylvania 19341
ph. (610) 458-6200

NOTICE IS HEREBY GIVEN of the Annual Meeting of Shareholders of Antares Pharma, Inc., a Minnesota corporation.

Date & Time: Place: Items of Business: Record Date:	Thursday, April 28, 2005, at 10:00 a.m. local time

American Stock Exchange
Board Room
86 Trinity Place
New York, New York 10006

1.   To elect one person to our Board of Directors.

2.   To change our state of incorporation from the State of Minnesota to the State of Delaware.

3.    To ratify and approve the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2005.

4.    To transact other business that may properly come before the meeting.

All shareholders of record as of the close of business on Thursday, March 17, 2005, will be entitled to vote at the Annual Meeting of Shareholders.

Your attention is directed to the enclosed proxy statement. Whether or not you intend to attend the Annual Meeting of Shareholders, please complete, sign and return the proxy card in the enclosed, postage prepaid and addressed envelope.

March 21, 2005	By order of the Board of Directors, /s/ Lawrence M. Christian Lawrence M. Christian Secretary 1

PROXY STATEMENT OF
ANTARES PHARMA, INC.
707 Eagleview Boulevard, Suite 414
Exton, Pennsylvania 19341
ph. (610) 458-6200

______________________________

Annual Meeting of Shareholders to be held
April 28, 2005

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Antares Pharma, Inc., to be used at our Annual Meeting of Shareholders to be held on Thursday, April 28, 2005. This proxy statement is first being sent to shareholders on or about March 21, 2005. The Board of Directors recommends that shareholders vote in favor of Items 1, 2, and 3. Each shareholder who signs and returns a proxy card in the form enclosed with this proxy statement may revoke the same at any time prior to use by giving notice of such revocation to us in writing prior to the meeting or in person at the Annual Meeting of Shareholders. Unless so revoked, the shares represented by such proxy will be voted at the Annual Meeting of Shareholders and at any adjournment thereof in the manner specified. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke the proxy. If no direction is made, the proxy will be voted in favor of Items 1, 2, and 3, each of which are discussed below. Only shareholders of record at the close of business on Thursday, March 17, 2005, will be entitled to vote at the Annual Meeting of Shareholders or any adjournment thereof. As of February 14, 2005, there were 40,463,606 shares of our common stock issued and outstanding.

        Each item of business to be presented at the Annual Meeting of Shareholders must be approved by the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on that item of business. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspector appointed for the meeting, and such inspector will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders for a vote, but as unvoted for purposes of determining the approval of the matter from which the shareholder abstains. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

ELECTION OF DIRECTORS
(Item 1 on proxy card)

        Our Amended and Restated Bylaws provide that the number of directors that constitute our Board of Directors shall be fixed from time to time by the Board of Directors and that directors shall be divided into three classes of as nearly equal size as possible. Our Board of Directors has set the number of directors at seven. The members of each class are elected to serve a three-year term, and the terms of each class are staggered. The terms of James L. Clark and Dr. Paul K. Wotton will expire at the 2005 Annual Meeting of Shareholders, and Mr. Clark has elected not to stand for reelection; the terms of Jack E. Stover and Anton Gueth will expire at our 2006 Annual Meeting of Shareholders; and the terms of Dr. Jacques Gonella, Thomas J. Garrity and Dr. Rajesh C. Shrotriya will expire at the 2007 Annual Meeting of Shareholders. Our Board of Directors nominates the person named below for election as director. Our Board of Directors recommends a vote FOR the election of the nominee.

        The accompanying proxy will be voted in favor of the election of the following nominee as a director, unless the shareholder giving the proxy indicates to the contrary on the proxy. The nominee has agreed to stand for election at the Annual Meeting of Shareholders. If the nominee is not available as a candidate for director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by our Board of Directors to fill such vacancy, unless the shareholder giving the proxy indicates to the contrary on the proxy.

        The affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote on the election of directors and present, in person or by proxy, at the Annual Meeting of Shareholders is required to elect the nominee named below.

Nominee to be elected at the 2005 Annual Meeting of Shareholders and to serve until the 2008 Annual Meeting of Shareholders

Dr.   Paul K. Wotton                          Age 44

Dr. Wotton was appointed to the Board of Directors of Antares Pharma in August 2004 to fill a vacant position. Dr. Wotton is President and CEO of Topigen Pharmaceuticals, Inc., a biotechnology company based in Montreal that is focused on developing novel therapeutics for the treatment of respiratory diseases. Dr. Wotton possesses over eighteen years of experience in the pharmaceutical industry. Prior to joining Topigen, he was Head of Global Business Development at SkyePharma. Dr. Wotton also previously served as Vice President of Corporate Development for Eurand and Vice President of Business Development for Penwest Pharmaceuticals Co. He earned a Bachelor in Pharmacy degree from the University of London, an MBA from Kingston Business School and a Ph.D. in pharmaceutical science from the University of Nottingham.  Dr. Wotton is a member of the Royal Pharmaceutical Society and the Licensing Executives Society.

Because Mr. James Clark has decided not to stand for reelection, there is no nominee for the second seat. Our Board of Directors is currently evaluating candidates and expects to appoint someone to fill the seat later this year. Proxies can only be voted for or withheld for the named nominee and cannot be voted in connection with the vacant seat.

Directors Whose Terms Continue Until the 2006 Annual Meeting of Shareholders

Jack E. Stover                                    Age 51

Mr. Stover joined Antares Pharma as President and Chief Operating Officer in July 2004 and was appointed Chief Executive Officer and a member of our Board of Directors in September 2004. Prior to joining Antares Pharma, Mr. Stover was Executive Vice President and CFO of Sicor, Inc., a public injectable pharmaceutical company which was acquired by Teva Pharmaceuticals. Prior to Sicor, Mr. Stover was Executive Vice President for a proprietary women’s drug company, Gynetics, Inc., and before Gynetics, he was Senior Vice President for B. Braun Medical, Inc., a private global medical device and product company. For more than five years, Mr. Stover was a partner with PricewaterhouseCoopers, working in their Lifescience industry division and is a C.P.A.

Anton Gueth                                       Age 48

Mr. Gueth joined our Board of Directors in October 2003 and is a member of our Compensation Committee. His career includes nearly 19 years with Eli Lilly and Company, most recently as Director of Alliance Management. He also served as General Manager of Lilly’s African and Middle Eastern operations; Vice President of Financial Planning and Treasury of PCS Health Systems; Managing Director of Lilly’s Saudi Arabia, Gulf and Yemen operations, as well as other sales, marketing and financial positions. Mr. Gueth earned a Masters Degree in agricultural economics from the Justus Liebig University in Giessen, Germany, as well as a Masters Degree in public affairs from Indiana University. Mr. Gueth is currently President of Gueth Consulting, which focuses on business development and alliance management in the pharmaceutical industry.

Dr.  Jacques Gonella                         Age 63

Dr. Gonella has served as the Chairman of our Board of Directors since January 2001. He is currently President and sole shareholder of JG Consulting AG. Dr. Gonella was the founder of Permatec (a Swiss company that was merged with Medi-Ject, Inc., to form Antares Pharma, Inc.) and served as the Chairman of the Board of Directors of Permatec since its founding in June 1997. Prior to founding Permatec, Dr. Gonella founded JAGO Pharma AG in 1983 and served as its President and Chief Executive Officer until its acquisition in May 1996 by SkyePharma, PLC, a United Kingdom company listed on the London Stock Exchange. Prior to the founding of JAGO, Dr. Gonella occupied various positions with F. Hoffman-La Roche Ltd. and Pfizer Inc. between 1968 and 1979. Dr. Gonella currently also sits on the boards of directors of several private pharmaceutical companies and pharmaceutical investment funds. He holds a doctorate in analytical chemistry from the Polytechnic Institute of Lausanne, Switzerland.

Thomas J. Garrity                               Age 56

Mr. Garrity joined our Board of Directors in October 2003 and serves as Chairman of our Audit Committee and a member of our Compensation Committee. He was Executive Vice President and Chief Financial Officer for PCS Health Systems, a provider of managed pharmaceutical care, from 1994 to 2000. He played a key role during its subsequent integration with Advance Paradigm, Inc. and became Executive Vice President of Financial Operations for the resultant entity, AdvancePCS, a provider of health improvement solutions. Prior to that, Mr. Garrity held various positions at Eli Lilly and Company, including Director of Public Policy Planning and Development; Director of Corporate Financial Planning; and other international, marketing and financial positions. Mr. Garrity holds an S.B. degree from the Massachusetts Institute of Technology in aerospace engineering and an MBA in finance from the University of Chicago. He is currently a private investor and consultant.

Dr.  Rajesh C. Shrotriya                     Age 60

Dr. Shrotriya joined our Board of Directors on April 13, 2004. Dr. Shrotriya is the Chairman, Chief Executive Officer and President of Spectrum Pharmaceuticals, Inc., a specialty pharmaceutical company focused on the in-licensing, clinical development and commercialization of oncology and generic drugs. In September 2000, Dr. Shrotriya joined NeoTherapeutics, Inc., as President and Chief Operating Officer, and in August 2002, he was appointed Chief Executive Officer. In this capacity, he spearheaded major changes in business strategy and coordinated the structural reorganization of NeoTherapeutics, culminating in the formation of Spectrum Pharmaceuticals, Inc. Prior to that, Dr. Shrotriya was Executive Vice President and Chief Scientific Officer for SuperGen, Inc., and Vice President, Medical Affairs and Vice President, Chief Medical Officer of MGI Pharma, Inc. For 18 years he held various positions at Bristol-Myers Squibb Company, the most recent being Executive Director Worldwide CNS Clinical Research. Dr. Shrotriya has also held various positions at Hoechst Pharmaceuticals and was an attending physician and held a courtesy appointment at St. Joseph Hospital in Stamford, Connecticut. Dr. Shrotriya received a Bachelor of Medicine and Bachelor of Surgery degree at the Armed Forces Medical College in Poona, India; a post-graduate diploma in Chest Diseases from Delhi University; and a post-graduate M.D. degree from the Grant Medical College in Bombay, India. He also received a certificate for Advanced Biomedical Research Management from Harvard University.

Meetings and Committees of our Board

        Our Board of Directors met 10 times during 2004 and acted by written action one time during the same period. Our Board of Directors has an Audit Committee and a Compensation Committee. During 2004, each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees on which he served, with the exception of Dr. Dro, who attended 71% of the meetings. Dr. Dro and Dr. Harrison each resigned from the Board in 2004. Dr. Harrison attended at least 75% of the meetings prior to his resignation while Dr. Dro did not attend 75% of the meetings prior to his resignation. Our Directors are invited, but are not required, to attend our Annual Meetings of Shareholders. Last year all of our directors attended the Annual Meeting of Shareholders except Dr. Dro.

        The Audit Committee consisting of James L. Clark, Thomas J. Garrity and Anton Gueth, with Mr. Garrity, acting as Chairman met eight times during 2004. The Audit Committee reviews the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and systems of internal controls, and reports the results of its review to or holds concurrent meetings with the full Board of Directors. Because Mr. James Clark has decided not to stand for reelection, our Board of Directors expects to appoint a new member to the Audit Committee later this year to fill his position. Our Board of Directors has determined that Mr. Garrity meets the requirements of a financial expert, as that term is defined in Item 401 of Regulation S-K under the Securities Act of 1933, as amended. Additionally, our Board has determined that Mr. Garrity is independent, as defined in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and that each of the members of our Audit Committee is “independent” within the meaning of Section 121(A) of the American Stock Exchange listing standards.

        The Compensation Committee, consisting of James L. Clark, Thomas J. Garrity and Anton Gueth, with Mr. Clark acting as Chairman, met five times during 2004. The Compensation Committee makes recommendations concerning executive salaries and incentive compensation for employees and administers the 1993 Stock Option Plan. Because Mr. James Clark has decided not to stand for reelection, our Board of Directors expects to appoint a new member to the Compensation Committee later this year to fill his position. Our Board of Directors as a whole administers our 1996 Incentive and Stock Option Plan, our 2001 Incentive Stock Option Plan for Employees, our 1998 Stock Option Plan for Non-Employee Directors and our 2001 Stock Option Plan for Non-Employee Directors and Consultants.

        Our Board does not have a standing nominating committee, although at our next regularly scheduled Board meeting we intend to either adopt a resolution of our Board of Directors which will require that all nominees to our Board be selected or recommended for the Board’s selection by a majority of the independent members of our Board of Directors or form a nominating committee of our Board comprised solely of independent directors. Our Board has not adopted minimum qualifications for director candidates. Instead, in evaluating potential director candidates, our Board takes into account a wide variety of factors, including each candidate’s suitability, professional qualifications and expertise in relation to the composition and performance of the Board as a whole. We do not have any arrangements with third parties to identify potential director candidates.

Communicating with Our Board of Directors

        You may communicate in writing with any or all of our Directors via U.S. mail addressed to Antares Pharma, Inc., c/o Corporate Secretary, 707 Eagleview Boulevard, Suite 414, Exton, Pennsylvania 19341. Our Secretary will review and summarize all communications received for the purpose of expediting director review of matters communicated and will forward correspondence directly to the directors as appropriate.

Compensation of Directors

        Effective July 2004, the Directors’ Compensation Plan was modified to issue to all non-employee directors an initial grant of 20,000 shares of the Company’s common stock on the day they are elected and/or appointed to the Board of Directors, an annual grant of an option to purchase 20,000 shares of common stock, an annual retainer of $15,000 for all members, an additional annual retainer for Committee Chairs of $5,000, and an additional annual retainer of $25,000 for the Board Chairman. The non-employee directors also receive payments of $400 to $1,200 for each meeting, depending on the type of meeting held and whether in person or telephonic. All directors are reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees.

        Under the Directors’ Compensation Plan, in effect from September 2003 until July 2004, non-employee directors received an annual option grant to purchase 15,000 shares of common stock and additional annual option grants to purchase 5,000, 2,000 and 1,000 shares of common stock for the Board Chairman, Audit Committee Chairman and other committee members, respectively. The directors also received option grants for the purchase of 500, 1,000 or 2,000 shares of common stock for each meeting attended, depending on the type of meeting held. Under this plan, new non-employee directors received an initial grant of 15,000 shares of the Company’s common stock on the day they were elected and/or appointed to the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee had, during the 2004 fiscal year, any relationship or transaction with us that is required to be reported under Item 402(j) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

REPORT ON EXECUTIVE COMPENSATION

Overview

        The Compensation Committee is responsible for establishing compensation policies for all of our executive officers, including the four most highly compensated executive officers named in the accompanying tables (the “Named Executives Officers”). The members of the Compensation Committee during 2004 were James L. Clark, Thomas J. Garrity and Anton Gueth.

        The objectives of our executive compensation program include the following:

        1.    to attract and retain superior talent and reward individual performance;

        2.    to support the achievement of our financial and strategic goals; and

        3.    through stock based compensation, to align the executive officers’ interests with those of our shareholders.

The following report addresses our executive compensation policies and discusses factors considered by the Compensation Committee in determining the compensation of our Chief Executive Officer and President and other executive officers for the year ended December 31, 2004.

Compensation Policies for Executive Officers

        The Compensation Committee’s executive compensation policies are designed to provide competitive levels of compensation that integrate pay with our annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist in attracting and retaining qualified executives. To that end, the Compensation Committee may establish certain parameters of corporate performance that must be met before the discretionary features, if any, of its executive compensation plans apply. These discretionary features include stock option grants and performance bonuses.

        Absent the discretionary features, our executive officers are paid base salaries that are subject to annual cost-of-living increases, along with periodic adjustments to make such salaries competitive with other similar-sized companies in the specialty drug delivery/pharmaceutical industry. Our executive officers are also given the opportunity to participate in certain other broad-based employee benefit plans. As a result of our emphasis on tying executive compensation to corporate performance, in any particular year our executives may be paid more or less than the executives of other companies in the specialty drug delivery/pharmaceutical industry. Our use of stock option grants as a key component of our executive compensation plans reflects the Compensation Committee’s position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management’s and shareholders’ interests to enhance shareholder value.

Bonuses

        Cash bonuses, if approved by the Compensation Committee, are used to reward executive officers for achievement of financial and technical milestones, as well as for individual performance. Bonuses of $54,000 and $10,000 were paid to Dr. Harrison and Lawrence M. Christian, respectively, during 2004.

Stock Options

        Stock options awarded under our 1993, 1996 and 2001 Plans are intended as incentive compensation and have historically been granted annually to officers, other key employees and consultants based on our financial performance and achievement of technical and regulatory milestones. On December 29, 2004, we granted stock options totaling 220,000 and 308,400 to four executive officers and 25 employees, respectively. On September 17, 2003, we granted stock options totaling 375,000 and 808,750 shares to three executive officers and 27 employees, respectively. All grants are made to provide ongoing incentives to our consultants, outside directors and employees.

Chief Executive Officer’s Compensation

        Compensation for Jack E. Stover during 2004, as reflected in the Summary Compensation Table below, consisted of base compensation and certain employee benefits from the date of his employment as President and Chief Operating Officer on July 22, 2004, at a base annual compensation of $250,000 plus a signing bonus of $20,000; a target annual bonus of at least 30% up to a maximum of 45% with a guaranteed $75,000 annual basis bonus for 2004 prorated from the date of employment to year end; options to purchase 500,000 shares of common stock at $0.70 per share vesting over a four-year period; a 100,000 share grant of common stock, of which 50,000 shares vest immediately and 50,000 shares vest on the first anniversary of employment; and the ability to earn 459,999 additional shares of common stock upon the occurrence of various triggering events and the availability to participate in any other stock option plans for management. Mr. Stover subsequently became President and Chief Executive Officer effective September 1, 2004, at a base compensation of $300,000 on an annual basis.

        Compensation for Dr. Roger Harrison during 2004, as reflected in the Summary Compensation Table below, consisted of base compensation and certain employee benefits until he resigned effective September 1, 2004. Dr. Harrison’s base compensation for 2004 was $275,000 on an annual basis.

        At this time the Committee has no formal long-range written plan for CEO compensation separate and apart from his employment agreement, which is discussed below.

James L. Clark (Chair) Thomas J. Garrity Anton Gueth Members of the Compensation Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

         The following table sets forth certain information concerning beneficial ownership of our common stock as of February 14, 2005, with respect to (i) all persons known to be the beneficial owners of more than 5% of the outstanding shares of such stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all directors and executive officers as a group.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Outstanding Shares	Outstanding Options & Warrants (2)
Dr. Jacques Gonella (3) (4) (5)	10,647,060	23.8%	4,283,476
Permatec Holding AG (3) (5)	2,900,000	7.2%	—
Jack E. Stover (4)	144,160	*	602,000
James L. Clark (4) (6)	97,146	*	91,583
Thomas J. Garrity (4)	86,646	*	69,083
Anton Gueth (4)	84,646	*	62,583
Dr. Rajesh C. Shrotriya (4)	30,938	*	39,500
Dr. Paul K. Wotton (4)	29,375	*	27,500
Lawrence M. Christian (4)	242,744	1.0%	227,667
Dr. Dario Carrara (4)	157,650	*	272,500
Dr. Peter Sadowski (4)	189,013	*	285,923
James E. Hattersley (4)	2,600	*	65,000
All directors and executive officers as a group (11 persons) (4)	14,611,976	32.2%	6,026,815

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of February 14, 2005, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of Common Stock indicated.
(2)	Shares of Antares Pharma Common Stock issuable upon the exercise of outstanding options and warrants.
(3)	Dr. Jacques Gonella owns controlling interest in Permatec Holding AG and, therefore, exercises voting and investment control for the entity.
(4)	The director’s or officer’s address is 707 Eagleview Boulevard, Suite 414, Exton, PA 19341.
(5)	The address of Permatec Holding AG is Hauptstrasse 16, 4132 Muttenz, Switzerland.
(6)	Mr. James Clark does not intend to stand for reelection to the Board of Directors and will resign prior to the annual meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements with Executive Officers

        We have written employment agreements with Mr. Jack E. Stover, Mr. Lawrence M. Christian, Dr. Dario Carrara and Mr. James E. Hattersley. The employment agreement with Dr.

Peter Sadowski expired on December 31, 2002, and he has been continuing employment without a contract since that time.

        Employment Agreement with Mr. Jack E. Stover.      Jack E. Stover was appointed President and Chief Operating Officer on July 22, 2004, and appointed Chief Executive Officer on September 1, 2004, upon the resignation of Roger G. Harrison, Ph.D. The employment agreement provided for a signing bonus of $20,000 and a base salary of $250,000 per year as President and Chief Operating Officer and at least $300,000 per year if the office of Chief Executive Officer was assumed, which occurred on September 1, 2004. The agreement also stipulates that Mr. Stover will be eligible to receive a target annual bonus of at least 30% up to a maximum of 45% of base salary as determined and approved by the Compensation Committee. For 2004, Mr. Stover’s bonus was guaranteed at a $75,000 annual basis pro rated based on the number of days remaining in 2004 from and after July 22, 2004, his employment start date. The terms of the employment agreement with Mr. Stover included the issuance of options to purchase 500,000 shares of common stock at $0.70 per share vesting over four years and the issuance of 100,000 shares of common stock, of which 50,000 shares vested immediately and the remaining 50,000 shares will become fully vested on the first anniversary of his employment. Mr. Stover can earn up to an additional 459,999 shares of common stock upon the occurrence of various triggering events, and he is eligible to participate in any other stock option plans for management. Mr. Stover’s agreement is for three years and automatically renews for successive one-year periods unless notice is given, by the Company, at least 90 days prior to the end of a period.

        Employment Agreement with Mr. Lawrence M. Christian.      Mr. Christian entered into an employment agreement with us as of December 22, 1999, with an updated agreement as of May 1, 2000. The employment agreement provided for a base salary of $102,000 per year until May 1, 2000, and $124,000 per year thereafter. Mr. Christian’s salary has subsequently been adjusted to $150,000 per year. Upon the 2001 closing of our transaction with Permatec, we paid Mr. Christian a bonus of $17,000 and granted him an option to purchase 20,000 shares of Antares Pharma common stock. The employment agreement also contains provisions regarding participation in benefit plans, repayment of expenses, participation as a director or consultant to other companies (which is permitted provided that such participation does not materially detract from his obligations to us or otherwise violate the terms of the employment agreement), protection of confidential information and ownership of intellectual property. In addition, the employment agreement contains a covenant not to compete and a covenant with respect to nonsolicitation and noninterference with customers, suppliers or employees. Mr. Christian’s agreement is for 365 days continuing each day on a rolling 365-day basis.

        Employment Agreement with Dr. Dario Carrara.      Dr. Carrara entered into an employment agreement with Permatec on May 31, 2000. We assumed all employment obligations of Permatec upon the 2001 closing of our transaction with Permatec as of January 31, 2001. Dr. Carrara is a citizen of Argentina and, accordingly, is considered a foreign service employee for Swiss employment purposes. The employment agreement provides for a 2000 base salary of $102,415, bonuses at the discretion of the Board of Directors, participation in stock option programs as may be available, an expense account allowance of $482 per month, two family trips per year to his home country, private school cost for his children up to $15,062 per year, family housing cost in Switzerland up to $21,689 per year and family local language lessons up to $6,025 during the first twelve months. Dr. Carrara’s salary was subsequently adjusted to 260,000 Swiss Francs, or approximately $209,485 using the exchange rate at December 31, 2004, of 1.1412. The agreement is for an indeterminate period of time and either party may terminate the agreement by providing written notice three months in advance of termination.

Employment Agreement with James E. Hattersley.      Mr. Hattersley entered into an employment agreement with Antares Pharma as of February 14, 2005. The employment agreement provides for a base salary of $186,000 and one-time signing bonus of $18,000. In addition, Mr. Hattersley is eligible for reimbursement of relocation and other expenses up to $55,000 and was granted a 4-year option to purchase 65,000 shares of Antares Pharma’s common stock. Mr. Hattersley is entitled to participate in Antares Pharma’s established bonus plan and is also eligible for bonuses upon the achievement of certain time-based and performance-based milestones. The employment agreement also contains provisions regarding participation in benefit plans, vacation time, repayment of expenses, protection of confidential information and ownership of intellectual property. In addition, the employment agreement contains a covenant not to compete and a covenant with respect to nonsolicitation and noninterference with customers, suppliers or employees. Mr. Hattersley’s agreement is for one year and may be extended upon the mutual agreement of the parties. The employment agreement provides Mr. Hattersley with six-months of base pay severance in the event that he is terminated by Antares Pharma without cause or as a result of a change in control.

Other Related Transactions

        Effective February 1, 2001, we entered into a consulting agreement with JG Consulting AG, a company owned by our largest single shareholder, Dr. Jacques Gonella. In 2003 we recognized expense of $186,000 in connection with this agreement, and had liabilities to JG Consulting AG at December 31, 2003 of $162,595, which was subsequently paid in 2004. This agreement was terminated on December 31, 2003.

        In February 2003 we restructured our 10% convertible debentures replacing them with 8% convertible debentures. In this transaction, debenture holders Xmark Fund, Ltd., Xmark Fund, L.P. (together “XMark”) and SDS Merchant Fund, LP, received warrants to purchase a total of 2,932,500 shares of our common stock. In July 2003 we received aggregate proceeds of $4,000,000 in two separate private placements of our common stock. We issued 4,000,000 shares of our common stock at a price of $1.00 per share and warrants to purchase 3,000,000 shares of common stock at an exercise price of $1.25 per share. XMark, North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC and North Sound Legacy International LTD. (together “North Sound”) and SDS Merchant Fund, LP, each purchased 1,000,000 shares of our common stock along with warrants to purchase 750,000 shares of common stock in these private placements. In September 2003, XMark and SDS Merchant Fund, LP, holders of our 8% Senior Secured Convertible Debentures and Amended and Restated 8% Senior Secured Convertible Debentures (collectively, the “Debentures”), exchanged the outstanding $1,218,743 aggregate principal and accrued interest of the Debentures for 243,749 shares of our Series D

Convertible Preferred Stock (the “Series D Preferred”). Each share of Series D Preferred is currently convertible into ten shares of our common stock, resulting in an aggregate of 2,437,490 shares of common stock issuable upon conversion of the Series D Preferred. In a February 2004 private placement of our common stock, SDS Capital Group SPC purchased 750,000 shares of our common stock along with warrants to purchase 250,000 shares of our common stock at an exercise price of $1.25 per share. North Sound also participated in the February 2004 private placement, purchasing 1,000,000 shares of our common stock along with warrants to purchase 333,333 shares of our common stock at an exercise price of $1.25. As a result of these and previous transactions, the SDS entities together, XMark and North Sound each became beneficial owners of more than 5% of our common stock at the time. As of February 14, 2005, none of the above mentioned investors are holders of more than 5% of our common shares.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning compensation paid or accrued by us to or on behalf of the Chief Executive Officer and the three other most highly compensated executive officers (the “Named Executive Officers”) as of the year ended December 31, 2004, for services in all capacities, as well as compensation earned by such persons for the previous two fiscal years (if the person was an executive officer during any part of such fiscal year):

SUMMARY COMPENSATION TABLE

			Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year		Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Stock Options (#)	Restricted Stock ($)
Mr. Jack E. Stover	2004	(2)	127,462	20,000	4,255	552,000	49,583
President and Chief Executive
Officer
Dr. Roger G. Harrison	2004	(3)	238,715	54,000	8,125	—	—
Chief Executive Officer	2003		275,000	—	18,000	—	—
and President	2002		275,000	—	18,000	5,625	155,000
Lawrence M. Christian	2004		145,600	10,000	—	27,500	—
Chief Financial Officer, Secretary,	2003		145,600	—	—	125,000	—
and Vice President, Finance	2002		145,600	—	—	7,500	—

Dr. Dario Carrara,	2004	(4)	209,485	—	143,895	80,000	—
Managing Director,	2003	(4)	179,000	—	124,000	125,000	—
Formulations Group	2002	(4)	160,500	—	100,100	7,500	—
Dr. Peter Sadowski	2004		156,000	—	5,400	60,500	—
Technology Officer and	2003		156,000	—	5,400	125,000	—
Vice President, Devices Group	2002		156,000	—	5,400	7,500	—

(1) Represents auto allowance payments and foreign employee allowances for Dr. Carrara including housing, tuition for dependents and home country travel expenses.
(2) Represents compensation from employment date of July 22, 2004. Prior to Mr. Stover’s employment date, he was paid $102,764 under a consulting agreement dated March 8, 2004.
(3) Represents compensation until resignation date of September 1, 2004.
(4)   Compensation for Dr. Carrara was in Swiss Francs converted to U.S. dollars at the Swiss Francs per U.S. dollar exchange rates of 1.1412, 1.2380 and 1.3833 at December 31, 2004, 2003 and 2002, respectively.

        Dr. Jacques Gonella, the Chairman of our Board of Directors and our largest single shareholder, receives 20,000 stock options annually and an annual retainer of $15,000, as do each of our directors. As Chairman of our Board of Directors, Dr. Gonella also receives an additional annual retainer of $25,000.

STOCK OPTIONS

Original Option Grants During 2004

        The table below sets forth individual grants of stock options made to the Named Executive Officers during the year ended December 31, 2004.

					Potential Realizable
		Percent of			Value at Assumed
	Number of	Total Options	Exercise		Annual Rates
	Securities	Granted to	Price or		of Stock Price
	Underlying	Employees	Base		Appreciation
	Options	During	Price/sh.	Expiration	for Option Term (1)
Name	Granted(#)	the Year(%)	($)	Date	5%($)	10%($)
Jack E. Stover (2)	500,000	48.6	0.70	07/01/14	220,100	557,800
Jack E. Stover (3)	52,000	5.1	1.32	12/28/14	43,200	109,400

Lawrence M. Christian (3)	27,500	2.7	1.32	12/28/14	22,800	57,900
Dr. Dario Carrara (3)	80,000	7.8	1.32	12/28/14	66,400	168,300

Dr. Peter Sadowski (3)	60,500	5.9	1.32	12/28/14	50,200	127,300
(1)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the Company’s future common stock prices.

(2)	Incentive stock options granted pursuant to the Company’s 2001 Stock Option Plan on July 22, 2004. These options vest over a period of four years with 18.50% of the grant vesting on the two hundred seventieth (270th) day following July 22, 2004 and the balance vesting pro-rata on a monthly basis thereafter.

(3)	Incentive stock options granted pursuant to the Company’s 2001 Stock Option Plan on December 29, 2004. These options vest in 12 equal quarterly installments beginning on March 31, 2005.

Aggregated Option Exercises in 2004 and Year End Option Values

        The following table provides information concerning stock option exercises and the value of unexercised options at December 31, 2004, for the Named Executive Officers:

	Shares		Number of Securities		Value of Unexercised In-The-
	Acquired	Value	Underlying Unexercised		Money Options at Year
	On Exercise	Realized	Options at Year End(#)		End($)

Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jack E. Stover	0	0	0	552,000	—	—
Lawrence M. Christian	0	0	144,450	66,550	—	—

Dr. Dario Carrara	0	0	157,650	114,850	—	—
Dr. Peter Sadowski	0	0	189,013	96,910	—	—

Equity Compensation Plan Information

        The following table provides information as of December 31, 2004, with respect to compensation plans under which our equity securities are authorized for issuance to employees or non-employees in exchange for consideration in the form of goods or services.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)

Equity compensation plans approved by security holders	6,436,494	$1.77	2,636,147
Equity compensation plans not approved by security holders	—	—	—

Total	6,436,494	$1.77	2,636,147

        In 2002 we entered into an agreement with a public relations representative for a term of six months, ending April 15, 2003, under which we must issue either 5,000 or 10,000 restricted shares per month, depending upon our share price. The agreement has been extended by mutual consent and we issued 5,000 restricted shares per month as compensation until November 2004 when the agreement was changed to cash basis. We issued 50,000 shares of our common stock under this agreement in 2004.

        In January 2003 we entered into an advisory agreement for a period of three months, with automatic renewal periods of three months each. We issued 50,000 shares of our common stock under this agreement, along with warrants to purchase 300,000, 250,000 and 250,000 shares of our common stock at exercise prices of $0.55, $1.60 and $1.82 per share, respectively, in 2003 and warrants to purchase 250,000 shares of our common stock at an exercise price of $1.10 per share in 2004.

        In April 2003 we entered into a marketing agreement for a period of 30 days, issuing 27,000 shares of our common stock. In July 2003 we entered into a marketing agreement with the same company for a term of three months. Under this agreement we issued 150,000 shares of our common stock and warrants to purchase 50,000, 25,000 and 25,000 shares of its common stock at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

        In May 2003 we entered into a consulting agreement for public and investor relations services for a period of six months. Under this agreement, in 2003, we issued an aggregate of 235,000 shares of our common stock and warrants to purchase 100,000 shares of our common stock at an exercise price of $1.00 per share. In November 2004, we entered a similar agreement for a period of one year under which we issued warrants to purchase a total of 150,000 shares of our common stock at an average exercise price of $4.00 per share.

        In June 2003, we entered into an equity advisor agreement (which agreement was amended in August 2003) pursuant to which we issued, in July 2003, a warrant to purchase 100,000 shares of our common stock at an exercise price of $1.00 per share. Under this same agreement, we issued warrants to purchase 1,512,000 shares of our common stock at an exercise price of $1.00 per share in 2004. All warrants were issued as compensation in connection with our July 2003 and February/March 2004 private placements.

        In July 2003 we entered into an agreement for general corporate financial and advisory services and issued a warrant for the purchase of 50,000 shares of our common stock at an exercise price of $1.29 per share. In 2004, under this same agreement, we issued warrants to purchase 100,000 shares of our common stock at an exercise price of $1.00 per share.

Performance Graph

        The graph below provides an indication of cumulative total shareholder returns (“Total Return”) for our company as compared with the Amex Composite Index and the Amex Biotechnology Stocks weighted by market value at each measurement point. The graph covers the period beginning December 31, 1999, through December 31, 2004. The graph assumes $100 was invested in each of our company’s common stock, the Amex Composite Index and the Amex Biotechnology Stock Index on December 31, 1999 (based upon the closing price of each). Total Return assumes reinvestment of dividends.

	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004
Antares Pharma	$100.00	$289.33	$246.67	$28.00	$68.67	$90.00

Amex Composite Index	100.00	102.37	95.65	94.00	133.82	163.56

Amex Biotechnology Stocks	100.00	162.05	148.32	86.40	125.20	139.04

PROPOSAL TO
REINCORPORATE BY MERGER
FROM MINNESOTA TO DELAWARE
(Item 2 on proxy card)

        The Board of Directors has unanimously approved and recommended for shareholder approval a proposal to reincorporate the Company in Delaware. The reincorporation would be effected by merging the Company (the “Merger”) into Antares Pharma, Inc., a Delaware corporation which is a newly created and wholly owned subsidiary of the Company (“Antares Delaware”). The Board of Directors has unanimously approved and recommends the Merger for shareholder approval, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), which is attached to this proxy statement as Exhibit A. If approved by the shareholders, the Merger will allow the Company to change its state of incorporation from Minnesota to Delaware (the “Reincorporation”) and, accordingly, take advantage of certain provisions of the corporate laws of Delaware. The effects of the Merger are described briefly in the paragraphs below and are more fully summarized under the caption “Summary Effects of the Merger.”

General Effects and Purposes of the Merger

        Antares Delaware, which was incorporated in [      ] 2005 for the sole purpose of effecting the Merger, has not engaged in any business to date and has no assets. The Merger will not result in any change to the business, management, assets or liabilities of the Company. However, by operation of law, the Company’s business, management, assets and liabilities will be transferred to Antares Delaware. The Company’s principal executive offices will remain in Exton, Pennsylvania. If the Merger is consummated, by operation of law, the Company will cease to exist and the shareholders of the Company will become the shareholders of Antares Delaware. In management’s judgment, no activities contemplated by the Company at present will be either favorably or unfavorably affected in any material respect by adoption of the Merger proposal.

        Nonetheless, the corporation law of Delaware and the corporation law of Minnesota differ in several significant respects, including differences pertaining to the rights of shareholders. Some of these differences are summarized below under the caption, “Summary Effects of the Merger.” Upon shareholder approval of the Merger and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Delaware, the Company will be merged with and into Antares Delaware pursuant to the Merger Agreement, resulting in a change in the Company’s state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Exhibits B and C, respectively. The Company anticipates that the Merger will become effective as soon as practicable following shareholder approval. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company before the effective date of the Merger as specified in the Merger Agreement (the “Effective Time”) either before or after shareholder approval. In addition, the Merger Agreement may be amended before the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors, violate applicable law or have a material adverse effect on the rights of the shareholders.

        The Company’s Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to satisfy changing business needs. As a result, many major corporations initially have chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware’s significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware’s corporation laws. Consequently, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to the Company’s legal affairs. In contrast, the Minnesota Business Corporation Act (“MBCA”), to which the Company is presently subject, has not been the subject of a significant number of judicial decisions interpreting its provisions. Moreover, many investors are more comfortable investing in Delaware corporations since they already are familiar with Delaware corporate law and know that it will not create any unexpected obstacles or problems. For the foregoing reasons, the Board of Directors believes the interests of the Company’s shareholders are better served by reincorporating in Delaware.

Conversion of Shares and Exchange of Certificates

        At the Effective Time, each outstanding share of the Common Stock of the Company, $0.01 par value, will be automatically converted into one share of common stock, $0.01 par value, of Antares Delaware. At the Effective Time, each outstanding share of the Series A Convertible Preferred Stock of the Company, $0.01 par value, will be automatically converted into one share of Series A Convertible Preferred Stock, $0.01 par value, of Antares Delaware. At the Effective Time, each outstanding share of the Series D Convertible Preferred Stock of the Company, $0.01 par value, will be automatically converted into one share of Series D Convertible Preferred Stock, $0.01 par value, of Antares Delaware. From and after the Effective Time, certificates representing shares of capital stock of Antares Delaware will be deemed to have been issued without regard to the date or dates on which certificates representing shares of capital stock are physically surrendered for exchange or certificates representing shares of capital stock of Antares Delaware are actually issued. Each certificate representing shares of capital stock outstanding immediately before the Effective Time will, from and after the Effective Time, be deemed for all corporate purposes (except as hereinafter described) to represent the same number of shares of capital stock of Antares Delaware. Each option to purchase shares of the Company’s Common Stock granted by the Company under any warrant, stock option plan or similar plan of the Company outstanding immediately before the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of Antares Delaware common stock. The exercise price per share under each of such options shall be equal to the exercise price per share thereunder immediately before the Effective Time. Under the terms of the Merger Agreement, any warrant, option or stock option plan of the Company will be assumed by and continue to be a warrant, option or plan of Antares Delaware. All stock options granted thereunder, outstanding immediately before the Effective Time, shall be deemed to provide for the purchase of Antares Delaware’s capital stock. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Antares Delaware; outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Merger, delivery of previously outstanding stock certificates of the Company will constitute “good delivery” in connection with sales through a broker, or otherwise, of shares of Antares Delaware. Accordingly, as a result of the Merger, the shareholders of the Company will become shareholders of Antares Delaware, and the Company will cease to exist.

No Dissenters’ Rights

        The Merger will not give rise to dissenters’ rights for the Company’s shareholders.

SUMMARY EFFECTS OF THE MERGER

        The following summary of the Merger does not purport to be a complete description of the Merger and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Antares Delaware, the Bylaws of Antares Delaware, copies of which are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively, and reference to the applicable corporate laws of Minnesota and Delaware.

Change in the Company’s State of Incorporation

        After the Effective Time, the Company’s state of incorporation will change from Minnesota to Delaware. The rights and preferences of the holders of the Company’s capital stock are governed by the MBCA. Upon the Reincorporation, these rights and preferences will be governed by the Delaware General Corporation Law. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of Antares Delaware’s stockholders if the Merger is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the MBCA and Delaware General Corporation Law.

Shareholders’ Action Without a Meeting

        Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly-held company cannot provide for a lower threshold in its articles of incorporation. This power cannot be restricted by a corporation’s articles of incorporation. In contrast, Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company’s outstanding shares may take action by written consent in lieu of a shareholder meeting. However, Delaware law also provides that a corporation’s certificate of incorporation may restrict or prohibit stockholders’ action without a meeting. Antares Delaware’s Certificate does not contain any such restriction, so actions may be adopted by a written consent signed by the holders of shares that would have been required to vote in favor of the proposed action at a meeting of stockholders.

Treasury Shares

        The MBCA does not allow treasury shares. Under the Delaware General Corporation Law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Anti-Takeover Legislation

        Both the MBCA and the Delaware General Corporation Law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the Delaware General Corporation Law differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

        The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies attempting a takeover. Delaware has no comparable provision. The Minnesota statute applies to an “issuing public corporation.” An “issuing public corporation” is a publicly-held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. The Company is subject to the statute; Antares Delaware, because it is a Delaware corporation, will not be subject to the statute. The Minnesota statute requires disinterested shareholder approval for acquisitions of shares of an “issuing public corporation” which result in the “acquiring person” owning more than a designated percentage of the outstanding shares of such corporation. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. The Minnesota control share acquisition statute applies unless the “issuing public corporation” opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

        While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target’s assets as collateral for the offeror’s debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statute argue that such takeovers have a number of abusive effects when the target is broken up, such as adverse effects on the community and employees. Further, proponents argue that if the offeror can wholly finance its bid with the target’s assets, that fact suggests that the price offered was not fair in relation to the value of the company, regardless of the current market price.

        The Minnesota business combination statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date on which the person became a 10% shareholder (the share acquisition date) unless, before that share acquisition date, a committee of the corporation’s disinterested directors approve either the business combination or the acquisition of shares. Only specifically defined types of “business combinations” are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers, or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation. For purposes of selecting a disinterested committee, a director or person is “disinterested” if the director or person is neither an officer nor an employee of the issuing public corporation or a related corporation, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation or a related corporation. The disinterested committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The disinterested committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

        In contrast to the Minnesota statute, the Delaware statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is satisfied. First, if before the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers and those shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board of directors and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of at least two-thirds of the outstanding voting shares held by disinterested stockholders. As in Minnesota, only certain Delaware corporations are subject to the business combination provisions of Delaware corporation law. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 shareholders. Because Antares Delaware will have a class of voting stock quoted on a national securities exchange if the Merger is consummated, it will be subject to these provisions.

        The “business combinations” prohibited under Delaware law include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation’s assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer. The Delaware statute does not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are not required to comply with the three year prohibition and may compete with the corporation-sponsored transaction.

        Minnesota law is somewhat more restrictive than Delaware law with respect to a prospective takeover attempt. In Minnesota, an interested shareholder is one who owns 10% of the outstanding shares while in Delaware 15% is the share ownership threshold. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, compared to a three-year waiting period in Delaware. Minnesota also has a potentially broader definition of a business combination which arguably encompasses a larger variety of transactions. Another difference between the two business combination statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is permitted only by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are not required to comply with the three year prohibition and in certain circumstances may compete with such proposed transaction. The Minnesota statute does not have a comparable provision. Both the Minnesota and Delaware provisions permit a corporation to “opt out” of the business combination statute by electing to do so in its articles or certificate of incorporation within a specified time period. Neither the Bylaws nor the Articles of Incorporation of the Company contain such an “opt out” provision. Similarly, neither the Certificate nor the Bylaws of Antares Delaware contain such an “opt out” provision.

        The MBCA includes other provisions relating to takeovers that are not included in the Delaware General Corporation Law. Some of these provisions address a corporation’s use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation’s offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Directors’ Standard of Care and Personal Liability

        Minnesota law provides that a director must discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation. Delaware law provides that the business and affairs of a Delaware corporation are to be managed by or under the direction of its board of directors. The directors of a company owe fiduciary duties to the company and its stockholders. These fiduciary duties require directors in making a business decision to act on an informed basis, in good faith, and in the honest belief that the action to be taken is in the best interests of the company and its stockholders. In general, directors owe two distinct fiduciary duties: the duty of care and the duty of loyalty.

Limitation or Elimination of Director’s Personal Liability

        Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company’s Articles of Incorporation provide that, to the fullest extent permitted by the MBCA, a director shall not be personally liable to the Company or its shareholders for monetary damages for breach of a directors’ fiduciary duty. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Antares Delaware’s Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Indemnification

        Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, did not receive any improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Delaware law permits a corporation to indemnify its officers, directors, employees and agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. In Delaware indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person’s conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The Certificate of Antares Delaware provides for indemnification to the fullest extent permitted by Delaware law.

Stockholder Voting

        Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states’ laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company’s Articles nor Antares Delaware’s Certificate contain such a provision.

Action by Directors Without a Meeting

        Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting. Minnesota law provides that a corporation’s articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company’s Articles of Incorporation contain such a provision allowing an action to be taken by written consent of less than all of the directors. Delaware law contains no such provision and, thus, written actions by the directors of Antares Delaware must be unanimous. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company’s Bylaws contain such a provision. Delaware law does not contain any advance written consent or opposition provision.

Conflicts of Interest

        Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is ratified by the corporation’s disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction.

Number of Directors

        Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. The Company’s Bylaws provide that the Board of Directors shall consist of a seven directors. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of Antares Delaware, the number of directors may be fixed by resolution of the Board of Directors.

Classified Board of Directors

        Both Minnesota and Delaware permit a corporation’s bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. The Company currently has a classified board of directors and the Certificate of Incorporation and the Bylaws of Antares Delaware provide for a classified board of directors.

Removal of Director

        Under Minnesota law, unless a corporation’s articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy, by the affirmative vote of a majority of the other directors. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed but only for cause, unless the certificate of incorporation provides otherwise. The Bylaws of Antares Delaware provide that a director may be removed at any time but only for cause by the stockholders.

Vacancies on Board of Directors

        Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation’s board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company’s Bylaws follow these provisions. Under Delaware law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation of Antares Delaware provides that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors, and not by the stockholders.

Annual Meetings of Stockholders

        Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Delaware law provides that if no date has been set for an Annual Meeting of stockholders for a period of 13 months after the last Annual Meeting, any stockholder or director may request the Delaware court to order a meeting to be held.

Special Meetings of Stockholders

        Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10% or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination must be called by 25% of the voting power. Under Delaware law, only the board of directors or those persons authorized by the corporation’s certificate of incorporation or bylaws may call a special meeting of the corporation’s stockholders. The Bylaws of Antares Delaware provide that special meetings of shareholders may be called by the corporation’s President, Board of Directors, Chairman of the Board, Chief Executive Officer or at the request of stockholders owning a majority of the voting power of the outstanding shares entitled to vote.

Voluntary Dissolution

        Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation’s shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution consent in writing to such dissolution.

        Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. Delaware law provides that courts may revoke or forfeit the charter of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

Inspection of Shareholder Lists

        Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation’s share register. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation’s stockholders and to make copies or extracts therefrom.

Amendment of the Charter

        Under Minnesota law, before shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. The Company’s Articles of Incorporation provide that the affirmative vote of the holders of at least 70% of the shares entitled to vote shall be required to amend certain provisions of the Articles. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

Amendment of the Bylaws

        Minnesota law provides that unless the articles of incorporation reserve the power to the shareholders, the power to adopt, amend, or repeal a corporation’s bylaws is vested in the board of directors, subject to the power of the shareholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of directors of a Minnesota corporation cannot adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies on the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors. Delaware law provides that the power to adopt, amend, or repeal bylaws remains with the corporation’s stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders’ power to adopt, amend, or repeal bylaws.

Proxies

        Both Minnesota and Delaware law permit proxies of definite duration. If the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, the proxy is valid for three years.

Preemptive Rights

        Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation offers them to other persons, unless the corporation’s articles of incorporation otherwise provide. The Company’s Articles provide that the Company’s shareholders do not have preemptive rights. Under Delaware law, preemptive rights do not exist unless the corporation’s certificate of incorporation specifies otherwise. Antares Delaware’s Certificate does not provide for any such preemptive rights.

Dividends

        Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Stock Repurchases

        A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be reduced by such retirement of shares.

Dissenting Shareholder Rights in Connection with Corporate Reorganizations and Other Actions

        In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation. However, no such appraisal rights exist for the holders of any shares listed on the New York Stock Exchange, the American Stock Exchange or designated as a national market system security on an interdealer quotation system. Delaware law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the Antares Delaware Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

Abandonment of Merger

        Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company’s shareholders fail to approve the Merger, the Company would remain a Minnesota corporation.

Certain Federal Income Tax Consequences of the Merger

        The Merger provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Accordingly, the Company believes that no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the consummation of the Merger. Each shareholder will have a tax basis in the shares of capital stock of Antares Delaware deemed received upon the Effective Time equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder’s holding period for the shares of capital stock of Antares Delaware deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by the Company or Antares Delaware and Antares Delaware will succeed, without adjustment, to the tax attributes of the Company.

        NOTWITHSTANDING THE FOREGOING, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE MERGER UNDER APPLICABLE STATE, LOCAL OR FOREIGN TAX LAWS.

Required Vote for the Merger

        The MBCA requires an affirmative vote of a majority of all shares of Common Stock entitled to vote at the Meeting, to authorize the Merger and its resulting effects. The enclosed form of Proxy provides a means for shareholders (i) to vote for the Reincorporation and its resulting effects, (ii) to vote against the Merger and its resulting effects, or (iii) to abstain from voting with respect to the Reincorporation and its resulting effects. Each properly executed proxy received in time for the Meeting will be voted at such meeting as specified therein. IF A SHAREHOLDER EXECUTES AND RETURNS A PROXY BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH SHAREHOLDER’S PROXY WILL BE VOTED FOR THE REINCORPORATION AND ALL ITS RESULTING EFFECTS. A vote for the proposal will constitute specific approval of the Reincorporation and its resulting effects, Antares Delaware’s Certificate and Bylaws, and all transactions and proceedings related to the Reincorporation described in this Proxy Statement.

Board Recommendation and Voting Requirements

        Our Board recommends a vote FOR approval of the proposal to change the state of incorporation from Minnesota to Delaware. Provided a quorum is present, the affirmative vote of holders of a majority of the voting power of the outstanding shares of common stock entitled to vote on this item and present, in person or by proxy, at the annual meeting is required for approval of the proposal to change the state of incorporation from Minnesota to Delaware. Proxies solicited by our Board of Directors will be voted for approval of the amendment, unless shareholders specify otherwise in their proxies.

PROPOSAL TO RATIFY THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 3 on proxy card)

        At the meeting, a vote will be taken on a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2005. KPMG LLP has audited our financial statements since 1995.

        Representatives of KPMG LLP are expected to be present at the Annual Meeting of Shareholders to make a statement if they so desire and to respond to appropriate questions.

        The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on this item and represented in person or by proxy at the Annual Meeting of Shareholders is necessary for approval of the selection of KPMG LLP as our independent registered public accounting firm.

Audit Fees

        Aggregate fees billed to the Company by KPMG LLP during 2004 and 2003 for professional services rendered in connection with the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s quarterly reports totaled $191,038 and $205,395, respectively.

Audit-Related Fees

        Aggregate fees billed to the Company by KPMG LLP during 2004 and 2003 for audit-related services, consisting primarily of services related to private placements of convertible debentures and common stock and the filing of registration statements in connection with such placements, totaled $30,000 and $24,643, respectively.

Tax Fees

        Aggregate fees billed to the Company by KPMG LLP during 2004 and 2003 for professional services rendered in connection with tax compliance, tax advice and tax planning totaled $54,323 and $16,500, respectively.

All Other Fees

        There were no other fees billed to the Company by KPMG LLP in 2004 and 2003.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy regarding pre-approval of non-audit services performed by the independent registered public accounting firm. The Audit Committee’s pre-approval policy prohibits engaging the independent auditor to perform the following services:

• bookkeeping or other services relating to the accounting records or financial statements,
  • financial information systems design and implementation,
  • appraisal and valuation services, fairness opinions or contribution-in-kind reports,
  • actuarial services,
  • internal audit outsourcing services,
  • management functions,
  • human resource services,
  • broker-dealer, investment advisor or investment banking services,
  • legal services, and
• expert services unrelated to the audit.

        The policy requires the pre-approval of the Audit Committee for all audit services, audit-related services, tax services and other services performed by the independent registered public accounting firm. The policy contains lists of the above categories of services that the Audit Committee has pre-approved, subject to an annual aggregate dollar limit for each category. Any proposed services exceeding these limits require specific pre-approval by the Audit Committee. Services not listed in one of the above categories require specific pre-approval from the Audit Committee.

        The policy permits the Audit Committee to delegate pre-approval authority to one or more members of the Audit Committee, provided that the member or members report to the entire Audit Committee pre-approval actions taken since the last Audit Committee meeting. The policy expressly prohibits delegation of pre-approval authority to management. In 2004, 92% of all services provided by our principal accountant were pre-approved by the Audit Committee or one or more of its members.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. The Audit Committee acts under a written charter that was first adopted and approved by our Board of Directors on June 12, 2000, and amended and restated on April 6, 2004, and on November 12, 2004. A copy of this amended and restated charter is attached as Exhibit D. In 2004, the Audit Committee consisted of Thomas J. Garrity, James L. Clark and Anton Gueth. Management has the primary responsibility for the consolidated financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited consolidated financial statements to U.S. generally accepted accounting principles.

        In this context, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements for 2004. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). In addition, the Audit Committee received from the independent certified public accountants the written disclosures required by Independence

Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from us and our management. The Audit Committee determined that non-audit services provided to our company by our independent registered public accounting firm is compatible with the independent registered public accounting firm’s independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in our company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Thomas J. Garrity (Chair) James L. Clark Anton Gueth Members of the Audit Committee

        Our Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

OTHER MATTERS

Solicitation

        We will bear the cost of preparing, assembling and mailing the proxy card and proxy statement to our shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but our officers and directors may solicit proxies personally by telephone or special letter, but such persons will not receive compensation from us for doing so.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors and ten percent shareholders are also required by the SEC rules to furnish us with copies of all Section 16(a) reports they file.

        Specific due dates for such reports have been established by the SEC and we are required to disclose in this Proxy Statement any failure to file reports by such dates. Based solely on a review of the copies of such reports received by us or by written representations from certain reporting persons, we believe that during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to officers, directors and ten percent shareholders were met.

Shareholder Proposals

        The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by company action in accordance with proxy rules. Shareholder proposals for our 2006 Annual Meeting of Shareholders must be prepared in accordance with the proxy rules and received by us on or before January 15, 2006, in order to be eligible for inclusion in our proxy materials.

Other Matters

        Our Board of Directors does not intend to present at the Annual Meeting of Shareholders any matter not referred to above and does not presently know of any matters that may be presented to the special meeting by others. However, if other matters come before the Annual Meeting of Shareholders, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

Incorporation by Reference

        This proxy statement incorporates by reference our Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 15, 2005, and enclosed herewith, which includes an audited consolidated balance sheet as of that date and related consolidated statements of operations, shareholders’ equity (deficit) and comprehensive loss and consolidated statements of cash flows, as well as other financial information relating to our operations.

EXHIBIT A
MERGER AGREEMENT
AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger (the “Merger Agreement”) is entered into as of April 28, 2005, by and between Antares Pharma, Inc., a Minnesota corporation (“Old Antares”) and Antares Pharma, Inc., a Delaware corporation (“New Antares”).

RECITALS

        WHEREAS, Old Antares and New Antares desire to enter into this Merger Agreement for the purpose of effecting a reorganization of Old Antares from Minnesota to Delaware;

        WHEREAS, New Antares is a newly formed corporation which has one share outstanding which is owned by [ ] and has been formed for the purpose of effecting this reincorporation;

        WHEREAS, the Delaware General Corporation Law (the “DGCL”) permits the merger of a Delaware corporation with a corporation organized under the laws of another jurisdiction;

        WHEREAS, the Minnesota Business Corporation Act (the “MBCA”) permits the merger of a Minnesota corporation with a corporation organized under the laws of another jurisdiction; and

        WHEREAS, the respective Boards of Directors of Old Antares and New Antares have adopted resolutions approving this Merger Agreement and declaring its advisability, and the respective stockholders of Old Antares and New Antares, to the extent required, have adopted and approved this Merger Agreement in accordance with the applicable provisions of the DGCL and the MBCA.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Merger Agreement, Old Antares and New Antares agree to merge on the terms and conditions as follows:

ARTICLE 1
The Merger

    1.1.        The Merger. In accordance with the provisions of this Merger Agreement, the DGCL and the MBCA, Old Antares will be merged with and into New Antares (the “Merger”) as of the Effective Time (as hereinafter defined in Section 1.2). Following the Effective Time, New Antares shall continue its existence as the “Surviving Corporation,” and the identity, rights, titles, privileges, powers, franchises, properties and assets of New Antares shall continue unaffected and unimpaired by the Merger. Following the Effective Time, the identity and separate existence of Old Antares shall cease, and all of the rights, titles, privileges, powers, franchises, properties and assets of Old Antares shall be vested in New Antares and all debts, liabilities or duties of Old Antares shall attach to the Surviving Corporation.

        1.2 Effective Time. The Merger shall be effected by the filing of a Certificate of Merger (the “Certificate of Merger”), together with any other documents required to be filed to consummate the Merger, with the Secretary of State of the State of Delaware and the Secretary of State of the State of Minnesota. The term “Effective Time” shall mean the date and time of the filing of the Certificate of Merger in Minnesota.

ARTICLE 2
Charter; Bylaws

        2.1 Charter. The Certificate of Incorporation (the “Charter”) of New Antares, as in effect immediately prior to the Effective Time, shall be the Charter of the Surviving Corporation from and after the Effective Time, except as the Charter may thereafter be altered, amended or repealed.

        2.2. By-laws. The By-laws of New Antares, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation from and after the Effective Time, except as the By-laws may thereafter be altered, amended or repealed.

ARTICLE 3
Board of Directors and Officers

        3.1. Directors. From and after the Effective Time of the Merger, the directors of the Surviving Corporation, who shall hold office until their successors are elected and qualified according to the By-laws of the Surviving Corporation, shall be the same as the directors of Old Antares immediately prior to the Effective Time of the Merger.

        3.2. Officers. From and after the Effective Time of the Merger, the officers of the Surviving Corporation, who shall hold office until their successors are elected and qualified according to the By-laws of the Surviving Corporation, shall be the same as the officers of Old Antares immediately prior to the Effective Time of the Merger.

ARTICLE 4
Conversion and Exchange of Shares

        4.1. Conversion of Shares. At the Effective Time, and without any action on the part of Old Antares or New Antares, or any other holders of any of the capital stock of any of those corporations:

        (a)    each share of the Common Stock, par value $0.01 per share, of Old Antares (the “Old Antares Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one share of the common stock, par value $0.01 per share, of New Antares (“New Antares Common Stock”);

        (b)    each share of the Series A Convertible Preferred Stock, par value $0.01 per share, of Old Antares (the “Old Antares Series A Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one share of the Series A Convertible Preferred Stock, par value $0.01 per share, of New Antares (“New Antares Series A Stock”);

        (c)    each share of the Series D Convertible Preferred Stock, par value $0.01 per share, of Old Antares (the “Old Antares Series D Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one share of the Series D Convertible Preferred Stock, par value $0.01 per share, of New Antares (“New Antares Series D Stock”);

(d) each share of New Antares Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be cancelled and shall cease to exist; and

        (e)    at the Effective Time, the stock transfer books of Old Antares shall be closed, and there shall be no further registration of transfers of shares of capital stock thereafter on the records of Old Antares.

        4.2   Exchange of Shares.

        (a)    All of the shares of Old Antares capital stock converted into New Antares capital stock as provided in this Article 4 shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate (each a “Certificate”) previously representing any such shares of Old Antares capital stock, as the case may be, shall thereafter represent the right to receive the number of whole shares of New Antares capital stock into which such shares of Old Antares capital stock represented by such Certificate have been converted pursuant to Section 4.1. Certificates previously representing shares of Old Antares capital stock may be exchanged for certificates representing shares of New Antares capital stock upon the surrender of such Certificates in accordance with Section 4.1 hereof, without any interest thereon.

        (b)    In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by New Antares, the posting by such person of a bond in such amount as New Antares may direct as indemnity against any claim that may be made against it with respect to such Certificate, New Antares will issue in exchange for such lost, stolen or destroyed Certificate, certificates representing shares of New Antares capital stock pursuant to this Merger Agreement.

        4.3   Options.

        (a)    As of the Effective Time, all options to purchase shares of Old Antares capital stock issued by Old Antares, whether vested or unvested, which are outstanding and not exercised immediately prior to the Effective Time, shall be automatically, without any action by any third party, amended to provide for the substitution of shares of New Antares Common Stock to be issued by New Antares upon the proper exercise of the Options. Immediately after the Effective Time, each Option outstanding immediately prior to the Effective Time shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Option immediately prior to the Effective Time, such number of shares of New Antares Common Stock as is equal to the number of shares of Old Antares Common Stock subject to the unexercised portion of such Option; provided, however, that no such amendment or substitution shall be made in the case of an incentive stock option, without the consent of the holder of such Option, if it would constitute a “modification”, “extension” or “renewal” of such Option, within the meaning of Section 424(h) of the Internal Revenue Code of 1986 (as amended, the “Code”). The exercise price per share of each such exchanged Option shall be equal to the exercise price of such Option immediately prior to the Effective Time. The term, exercisability, vesting schedule, repurchase provisions, status as an “incentive stock option” under Section 422 of the Code, if applicable, and all of the other terms of the Options in effect immediately prior to the Effective Time shall otherwise remain unchanged.

        (b)    As soon as practicable after the Effective Time, the Surviving Corporation shall deliver to the holders of Options appropriate notices setting forth such holders’ rights pursuant to such Options, as amended by this Section 4.3 and the agreements evidencing such Options shall continue in effect on the same terms and conditions (subject to the amendments provided for in this Section 4.3 and such notice).

        4.4   Warrants. As of the Effective Time, each outstanding warrant issued by Old Antares shall be converted into a warrant to purchase shares of New Antares on the same terms and conditions.

ARTICLE 5
Further Assurances

        If, at any time on and after the Effective Time, the Surviving Corporation or its successors and assigns shall consider or be advised that any further assignments or assurances in law or any organizational or other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation title to and possession of any property or right of Old Antares acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of the Merger Agreement, Old Antares and its directors, officers and stockholders shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of the Merger Agreement; and the director(s) and officer(s) of the Surviving Corporation are fully authorized in the name of Old Antares or otherwise to take any and all such action.

ARTICLE 6
Amendment or Abandonment

        Subject to applicable law, at any time prior to the Effective Time, the director(s) and officer(s) of Old Antares or New Antares may amend or abandon the Merger Agreement without the vote of the constituent stockholders.

ARTICLE 7
Conditions

        The respective obligations of Old Antares and New Antares to effect the transactions contemplated hereby is subject to obtaining any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of the Old Antares Board of Directors and the New Antares Board of Directors, respectively, to be material to the consummation of the Merger. (The foregoing condition may be waived by either of Old Antares or New Antares in its sole discretion to the extent permitted by law):

ARTICLE 8
Miscellaneous

        8.1.   Waivers. Any party, by written instrument signed by any duly authorized officer, may extend the time for the performance of any of the obligations or other acts of any other party hereto, and may waive compliance with any of the covenants or performance of any of the obligations of the other party contained in this Merger Agreement.

        8.2.   Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and entirely to be performed within such State.

        8.3.   Construction. The headings of the several Articles herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

        8.4   Counterparts. This Merger Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows Next]

        IN WITNESS WHEREOF, Old Antares and New Antares have caused this Merger Agreement to be executed by their duly authorized officers as of the day and year first above written.

Antares Pharma, Inc, a Delaware corporation

By: /s/ JACK E. STOVER

Name: Jack E. Stover
Title: Chief Executive Officer and President

Antares Pharma, Inc., a Minnesota corporation

By: /s/ JACK E. STOVER

Name: Jack E. Stover
Title: Chief Executive Officer and President

EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

ANTARES PHARMA, INC.

ARTICLE I

        The name of the Corporation is Antares Pharma, Inc.

ARTICLE II

        The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV
CAPITAL STOCK

        The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Three Million (103,000,000) shares, consisting of 100,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 3,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

        The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A.    COMMON STOCK

    (a)        Voting Rights. The holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote. Except as otherwise required by law or expressly provided in this Certificate, the holders of shares of Common and Preferred shall vote together and not as separate classes or series.

    (b)        Dividends. Except as otherwise provided by law or this Certificate and subject to the preferential rights of holders of Preferred, dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board or any authorized committee thereof.

    (c)        Liquidation Rights. Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and any preferential or other amounts to which the holders of any outstanding shares of Preferred shall be entitled, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B.   PREFERRED STOCK

        The shares of Preferred may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in one or more series, by filing a certificate pursuant to the applicable laws of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

ARTICLE V
INCORPORATOR

        The name and mailing address of the incorporator is as follows:

Jeffrey L. Cotter, Esq.
Leonard, Street and Deinard Professional Association
150 South Fifth Street, Suite 2300
Minneapolis, MN 55402

ARTICLE VI
STOCKHOLDER ACTION

    1.        Action without Meeting. Except as otherwise provided herein, any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

    2.        Special Meetings. Except as otherwise required by statute, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VII
DIRECTORS

    1.        General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

    2.        Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

    3.        Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Directors shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as reasonably possible. The initial Class I Director of the Corporation shall be Dr. Paul K. Wotton; the initial Class II Directors of the Corporation shall be Jack E. Stover and Anton Gueth; and the initial Class III Directors of the Corporation shall be Dr. Jacques Gonella, Thomas J. Garrity and Dr. Rajesh C. Shrotriya. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2008, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2006, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2007. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

    4.        Vacancies. Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. When the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VII.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

    5.        Removal. Any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 70% or more of the shares then entitled to vote at an election of Directors. At least forty-five (45) days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VIII
LIMITATION OF LIABILITY

        A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

        Any repeal or modification of this Article VIII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as a Director at the time of such repeal or modification.

ARTICLE IX
AMENDMENT OF BY-LAWS

        1.     Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

        2.     Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the By-laws, by the affirmative vote of at least 70% of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION

        The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of voting stock is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of voting stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than 70% of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of not less than 70% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article VI, Article VII, Article VIII, Article IX or Article X of this Certificate.

[End of Text]

        THIS CERTIFICATE OF INCORPORATION is executed as of this twenty-eighth day of April, 2005.

ANTARES PHARMA, INC. By: /s/ JACK E. STOVER Jack E. Stover Incorporator

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
ANTARES PHARMA, INC.
a Delaware corporation

        The undersigned officer of Antares Pharma, Inc., a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify that pursuant to the authority contained in Article IV.B. of the Corporation’s Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors has adopted the following resolution creating a series of its preferred stock designated as Series A Convertible Preferred Stock.

RESOLVED: That pursuant to Article IV.B. of the Certificate of Incorporation, as amended, of this Corporation, the Board of Directors hereby establishes the following series of Preferred Stock, $.01 par value per share (the “Preferred Stock”), of the Corporation having the designations, powers, number, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof set forth below:

       1.     Designation. 10,000 share of the Preferred Stock shall be designated and known as the “Series A Convertible Preferred Stock.”

       2.     Dividend Provisions.

a. The Series A Convertible Preferred Stock shall bear a mandatory dividend of 10% per annum of the stated value, payable semi-annually in cash on May 1st and November 1st of each year commencing May 1, 1999 (each a “Dividend Distribution Date”), on any shares of the Series A Convertible Preferred Stock issued and outstanding. The stated value of the Series A Convertible Preferred Stock shall be $1,000 per share. In the event the Corporation does not have legally available funds to make such distribution (provided, however, that the Board of Directors shall have taken all necessary and appropriate action to make such funds legally available), such distribution shall be made by the issuance of additional shares of Series A Convertible Preferred Stock having a stated value equal to the amount of the distribution not otherwise made on the same terms and subject to the same conditions as the Series A Convertible Preferred Stock originally issued hereby. Fractional shares of Series A Convertible Preferred Stock shall be issuable for purposes hereunder.

b. Notwithstanding anything contained in this Certificate of Designations, as amended, to the contrary, so long as any shares of Series A Convertible Preferred Stock remain outstanding, no dividends shall be declared or payable with respect to any outstanding shares of Common Stock of the Corporation or shares of any other class of shares of the Corporation nor, except for repurchases or redemptions made in good faith by the Corporation in consideration for the exercise of options issued under the: Corporation’s stock option plans existing on the date hereof, nor shall the Corporation redeem, repurchase, of otherwise acquire shares of Common Stock of the Corporation or shares of any other class of shares of the Corporation.

       3.     Liquidation Preference.

a. In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a “Liquidation”), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock (the “Common Shareholders”), or any other class or series of stock subordinate in Liquidation Preference to the Series A Convertible Preferred Stock, the holders of the Series A Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the Original Purchase Price per share. (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series A Convertible Preferred Stock after issuance) plus any accrued and unpaid dividends thereon (the “Series A Liquidation Preference”). As used herein, the “Original Purchase Price” is $1,000 per share.

b. If, upon any Liquidation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series A Convertible Preferred Stock the full amounts to which they shall be entitled, the holders of the Series A Convertible Preferred Stock shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable to them in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to subsection 3(a), above.

c. After the distributions described in subsection (a) above have been paid, the holders of the Series A Convertible Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Corporation.

d. For purposes of this Section 3:

(i) a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include,

(A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); except, if (i) the Corporation’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition (by virtue of securities issued as consideration for the Corporation’s acquisition) hold at least 50% of the voting power of the surviving or acquiring entity or (ii) if a majority in interest of the Series A Convertible Preferred Stock, voting as a class, shall have approved such reorganization, merger or consolidation; or

(B) a sale of all or substantially all of the assets of the Corporation.

(ii) Upon the occurrence of any of the events described in the foregoing subsection (3)(d)(i), if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value, which shall be valued as follows:

(A) if traded on a securities exchange or through Nasdaq, the average of the closing sale prices of the securities on such exchange for the 20 consecutive trading days ending with the day which is two trading . days prior to the closing of such transaction (the “Market Price”);

(B) if actively traded over-the-counter, the average of the closing bid or sale prices (whichever is applicable) over the 30 day period ending three days prior to the closing; or

(C) if there is no active public market, the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Convertible Preferred Stock.

The method of valuation of securities subject to restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the. market value determined as above in (ii), (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of the Series A Convertible Preferred Stock.

(iii) In the event the requirements of this subsection 3(d) are not complied with, the Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 3 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Convertible Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 3(c) below.

c. The Corporation shall give each holder of record of Series A Convertible Preferred Stock written notice of any impending transaction described under subsection 3(d)(i) above, not later than 20 days prior to the shareholders’ meeting called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than 20 days after the Corporation has given the first notice provided for herein or sooner than ten days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Convertible Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of Series A Convertible Preferred Stock.

       4.     Conversion. The holders of the Series A Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

a. Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the holder thereof, within sixty (60) days after the tenth anniversary of the first issuance of shares of Series A Convertible Preferred Stock (the “Original Conversion Date”) at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by valuing each issued and outstanding share of Series A Convertible Preferred Stock at the Series A Liquidation Preference and converting such share into such number of shares of Common Stock as may be acquired at such value where each share of Common Stock is valued at the conversion price applicable to such share (the “Conversion Price”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. On the third (3rd) anniversary of the Original Conversion Date, all outstanding shares of Series A Convertible Preferred Stock shall, subject to the requirements of Nasdaq Rule 4460(i)(1)(d)(ii) to the extent applicable, automatically convert into shares of Common Stock at the Conversion Price in effect on such date. The Conversion Price per share of Common Stock on any day for purposes of this paragraph shall be equal to the lower of $1.50 per share and ninety-five (95%) percent of the Market Price of the Common Stock as of such date.

b. Before any holder of Series A Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Convertible Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

c. Corporation Conversion Right. Notwithstanding anything contained herein to the contrary, and subject to the provisions of Section 4(b) of the Securities Purchase Agreement between the Corporation and Elan International Services, Inc. (the “Purchase Agreement”), in the event the Corporation is unable to secure a sub-licensee or user of the Auto-Injector Technology (as that term is defined in that certain License and Development Agreement, between the Corporation and Elan Corporation, plc) prior to the second anniversary of the date of the Purchase Agreement, the Corporation, at the Corporation’s option, shall have the right, upon written notice given to the holder within thirty (30) days after the second anniversary of the date hereof, to convert all issued and outstanding shares of Series A Convertible Preferred Stock into Common Stock, by delivering to the holder of the Series A Convertible Preferred Stock such number of shares of Common Stock, as is determined by valuing each issued and outstanding share of Series A Convertible Preferred Stock at the Liquidation Preference and converting such share into such number of shares of Common Stock as may be acquired at such value where each share of Common Stock is valued at the conversion price applicable to such share (the “Conversion Price”) in effect on the date the Corporation gives notice of its intention to call the Series A Convertible Preferred Stock for conversion. The Conversion Price per share of Common Stock shall be equal to the Market Price of the Common Stock (as defined below). Notwithstanding anything contained herein to the contrary, the Corporation shall not be entitled to convert the Series A Preferred Stock pursuant to this paragraph in the event that (A) the Market Price on the date of payment is not greater than 85% of the average Market Price for the Common Stock for the 45 consecutive trading days immediately prior to such days of payment, or (B) the Market Price on the date of payment is not greater than the Market Price on the Closing Date (as such term is defined in the Purchase Agreement.

d. As used herein, the term “Market Price” shall mean the average closing sale price of the Common Stock, as reported by its principal trading exchange, for the twenty (20) trading days immediately preceding the date of conversion.

       5.     Redemption. The Corporation shall have the right, at any time after the issuance of the shares of Series A Convertible Preferred Stock and prior to the conversion of such shares into shares of Common Stock as provided in Section 4 above, to redeem any or all of the issued and outstanding shares of Series A Convertible Preferred Stock for cash at a price per share equal to the Series A Liquidation Preference.

       6.     Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(iii), then, in each such case for the purpose of this Section 6, the holders of the Series A Convertible Preferred Stock shall be entitled, upon conversion of the Series A Convertible Preferred Stock, to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A

Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

       7.     Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in Section 3 or Section 4), provision shall be made so that the holders of the Series A Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Convertible Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion could have been entitled on such recapitalization. In any such ease, appropriate adjustment shall be made in the application of the provisions of Section 4 with respect to the rights of the holders of the Series A Convertible Preferred Stock after the recapitalization to the end that the provisions of Section 4 shall be applicable after that event as nearly equivalent as may be practicable.

       8.     No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.

       9.     No Fractional Common Shares and Certificates as to Adjustments. No fractional shares of Common Stock shall be issued upon the conversion of any share or shares of the Series A Convertible Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

       10.    Notices of Record Date. If at any time that the Series A Convertible Preferred Stock is convertible pursuant to Section 4 hereof, the Corporation takes a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Convertible Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

       11.    Reservation of Stock Issuable Under Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock not otherwise reserved shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Convertible Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Certificate of Incorporation, as amended.

       12.    Notices. Any notice required by the provisions hereof to be given to the holders of shares of Series A Convertible Preferred Stock shall be deemed given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via telecopy to the party to whom notice is to be given and five (5) days after mailing if mailed by first-class mail to the address of the holder appearing on the books of the Corporation.

       13.    Voting Rights.

a. In any vote by the holders of the Series A Convertible Preferred Stock acting as a class, each holder of Series A Convertible Preferred Stock shall be entitled to one vote for each share of Series A Convertible Preferred Stock.

b. So long as any shares of Series A Convertible Preferred Stock remain outstanding, in the event the Corporation is unable to make a cash dividend with respect to all issued and outstanding shares of Series A Convertible Preferred Stock for two consecutive years, the holders of the Series A Convertible Preferred Stock, acting as a class, shall be entitled to elect a member of the Board of Directors of the Corporation. The term of office of any director so elected by the holders of the Series A Convertible Preferred Stock shall automatically terminate at such time as all dividends due and payable hereunder shall have been paid.

c. So long as any shares of Series A Convertible Preferred Stock remain outstanding on or after the sixtieth (60th) day following the Original Conversion Date, (i) the holders of the Series A Convertible Preferred Stock acting as a class, shall be entitled to elect such additional members to the Board of Directors of the Corporation as shall constitute a majority of the members of the Board of Directors of the Corporation at any time; (ii) the holders of the Common Stock (and any other classes entitled to vote with the holders of the Common Stock) shall be entitled to elect the remaining directors, (subject to the rights of any other class of preferred stock or others to elect any members of the Board of Directors); and (iii) holders of shares of Series A Convertible Preferred Stock together with holders of shares of outstanding shares of Common Stock (and any other class of stock entitled to vote therewith) shall have the right to vote together on all matters with respect to which holders of Common Stock (and any other class entitled to vote thereon with the holders of Common Stock) are entitled to vote, together as a single class, with each share of Series A Convertible Preferred Stock having the number of votes at the time of any vote as determined by the following formula:

P=T PS

where

P equals the number of votes allocable to each share of Series A Convertible Preferred Stock in any vote where the Series A Convertible Preferred Stock and other classes of stock of the Corporation are voting together as a single class;

T equals the difference of (i) the number of votes held by other classes entitled to vote in the action to be taken by the shareholders of the Corporation, divided by three-tenths less (ii) the number of votes exercisable by other classes entitled to vote; and

PS equals the total number of outstanding shares of Series A Convertible Preferred Stock.

Notwithstanding anything contained in this Section 13(c)(iii) to the contrary, in no event shall the holders of the Series A Preferred Stock be entitled to any voting rights in excess of those allowed by Nasdaq Rule 4460(i)(I)(d)(ii) unless and until the Corporation shall have received shareholder approval of the voting rights granted hereunder or the requirements of such rule are no longer applicable to the Corporation.

       14.    Protective Provisions. Except as otherwise provided hereunder, so long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock, voting separately as a class:

a. increase or decrease the authorized or outstanding number of the shares of Series A Convertible Preferred Stock (other than by the conversion or redemption or such shares as provided for herein), respectively, so as to affect adversely such shares;

b. authorize or issue any other equity security, or security convertible into or exercisable for any equity security, having a preference over, or being on a parity with, or being senior to, the Series A Convertible Preferred Stock with respect to voting, dividends, liquidation or redemption, respectively; or

c. authorize or issue any other equity security, or security convertible into or exercisable for any equity security, or any other series of preferred stock which shall have voting rights, under any circumstances, of greater than one vote per share.

       l5.    Status of Converted or Redeemed Stock. In the event any shares of Series A Convertible Preferred Stock shall be converted pursuant to Section 4 hereof or redeemed pursuant to Section 5 hereof, the shares so converted or redeemed shall be canceled and shall not be reissuable by the Corporation.

       16.    Amendment. Notwithstanding anything contained herein to the contrary, any provision of this Certificate of Designations may be modified or waived with the consent of the Company and the holders of a majority in interest, of the Series A Convertible Preferred Stock.

       IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be duly executed to this 28th day of April, 2005.

ANTARES PHARMA, INC. By____________________________________ Name: Lawrence Christian Title: Chief Financial Officer and Secretary

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF
SERIES D CONVERTIBLE PREFERRED STOCK
OF
ANTARES PHARMA, INC.
a Delaware corporation

        The undersigned officer of Antares Pharma, Inc., a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify that pursuant to the authority contained in Article IV.B. of the Corporation’s Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors has adopted the following resolution creating a series of its preferred stock designated as Series A Convertible Preferred Stock.

        RESOLVED: That pursuant to Article IV.B. of the Certificate of Incorporation, as amended, of this Corporation, the Board of Directors hereby establishes the following series of Preferred Stock, $.01 par value per share (the “Preferred Stock”), of the Corporation having the designations, powers, number, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof set forth below:

1.	Designation and Number of Shares. The shares of such new series of preferred stock of the Company shall be designated as “Series D Convertible Preferred Stock” (the “Series D Preferred”). The par value of the Series D Preferred shall be $0.01 per share. The number of shares initially constituting the new series of Series D Preferred shall be Two Hundred Forty-five Thousand (245,000). The Series D Preferred shall in all respects be junior to the Series A Preferred Stock of the Company.

2.	Definitions. For purposes of this Certificate, the following definitions shall apply and shall be equally applicable to both the singular and plural forms of the defined terms:

2.1	“Acquisition” shall mean any consolidation or merger of the Company with or into any other Person, or any other corporate reorganization, in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization own, directly or indirectly, less than fifty percent (50%) of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company’s voting power is transferred to a person or persons who were not shareholders of the Company prior to such transactions.

2.2	“Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, in the case of rights, options and warrants to purchase securities of the Company and Convertible Securities, deemed issued pursuant to Section 6.7 below) by the Company after the filing of this Certificate, but not including:

A.	issuances upon the exercise of any warrants, options or convertible securities granted, issued and outstanding as of the Original Issue Date;

B.	issuances upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan, stock option plan or restricted stock plan in existence on the date hereof, so long as the issuance of such stock is approved by a majority of the independent members of the Board of Directors of the Company or a majority of the members of a committee of independent directors established for such purpose;

C.	issuances of securities as compensation to marketing or investor relations firms that are not Affiliates of the Company (the primary purpose of which is not to raise equity capital);

D.	issuances of securities in connection with any strategic partnership or joint venture with a non-Affiliated third party with which the Company will enter into technology agreements (the primary purpose of any such action is not to raise equity capital);

E.	issuances of securities as consideration for a merger or consolidation with, or purchase of assets from, a non-Affiliated third party or in connection with any merger, acquisition or other reorganization approved by the Board and by the holders of the Series D Preferred pursuant to Section 3.2 below; and

F.	Common Stock issued upon conversion of shares of Series D Preferred.

2.3	“Affiliate” shall mean any Person who directly or indirectly controls, is controlled by, or is under common control with, the indicated Person. For the purposes of this definition, “control” has the meaning specified as of the date hereof for that word in Rule 405 promulgated by the United States Securities and Exchange Commission under the Securities Act.

2.4	“Asset Transfer” shall mean any sale, lease, or other disposition of all or substantially all of the assets of the Company, or the exclusive licensing of all or substantially all of the Company’s intellectual property, in one transaction or a series of related transactions.

2.5	“Common Stock”shall mean shares of the Company’s common stock, par value $.01 per share.

2.6	“Common Stock Dividend”shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.

2.7	“Conversion Price”shall have the meaning set forth in Section 6.1 below.

2.8	“Conversion Rights”shall have the meaning set forth in Section 6 below.

2.9	“Conversion Stock” shall mean the Common Stock (or other securities pursuant to Section 6.5 below) into which the Series D Preferred is convertible and the Common Stock (or such other securities) issued upon such conversion.

2.10	“Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities that are at any time, directly or indirectly, convertible into or exchangeable for Additional Shares of Common Stock.

2.11	“Effective Price” shall mean the price per share for Additional Shares of Common Stock determined by dividing (a) the aggregate consideration received, or deemed to have been received, by the Company for the issue or sale, or deemed issuance or sale under Section 6.7, of such Additional Shares of Common Stock, by (b) the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under such Section 6.5.

2.12	“Equity Securities” shall mean any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible or exchangeable, with or without consideration, into any stock or similar security, or any security carrying any warrant, option or other right to subscribe for or purchase any stock or similar security, or any such warrant, option or other right.

2.13	“Liquidation Event” shall mean any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any Acquisition or Asset Transfer, unless the holders of two-thirds of the then outstanding shares of Series D Preferred, by vote or written consent, elect not to treat such event as a Liquidation Event.

2.14	“Original Issue Date” shall mean the effective date on which the first share of Series D Preferred is issued by the Company.

2.15	“Original Issue Price” shall mean $5.00.

2.16	“Person” shall include all natural persons, corporations, business trusts, associations, limited liability companies, partnerships, joint ventures and other entities, governments, agencies and political subdivisions.

2.17	“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute thereto.

3.	Voting Rights.

3.1	No Voting Rights with Common Stock. Holders of the Series D Preferred shall not have any right to vote upon matters submitted to the holders of the Company’s Common Stock.

3.2	Separate Series D Preferred Voting. So long as at least the number of shares of Series D Preferred equal to 25% of total shares designated as Series D Preferred remain outstanding, in addition to any other vote or consent required herein or by the MBCA, the Company shall not, without the written consent or affirmative vote of at least a majority of the then outstanding shares of Series D Preferred (voting as a separate class), with each share of Series D Preferred entitled to one vote in each instance:

A.	authorize, issue or otherwise create (by designation, reclassification or otherwise) any additional shares of Series D Preferred (other than by reason of any subdivisions of shares of Series D Preferred or dividends on Series D Preferred payable in shares of Series D Preferred);

B.	authorize, issue or otherwise create (by reclassification or otherwise) any new class or series of additional shares of capital stock (or issue any other Equity Securities) of the Company having priority over or being on a parity with the Series D Preferred as to the payment or distribution of assets upon the liquidation or dissolution, voluntary or involuntary, of the Company, or having terms more favorable than the Series D Preferred as to dividends or voting;

C.	amend, alter, or repeal any provision of the Certificate of Incorporation of the Company (including any amendment to or filing of a Certificate of Designation) that changes the voting powers, preferences, or other special rights, privileges, or restrictions of the Series D Preferred or amend, alter or repeal any provision of the Bylaws of the Company that would adversely affect the rights of the holders of the Series D Preferred in a manner different and distinct from the holders of the Company’s capital stock generally;

D.	repurchase any capital stock of the Company, except for repurchases that are approved by the holders of a majority of the Series D Preferred;

E.	effect or agree to effect an Asset Transfer, Acquisition, other merger or consolidation or other Liquidation Event (either through action by the Company, its shareholders or the Board);

F.	after the date hereof, enter into any new agreements or other transactions with an Affiliate of the Company; or

G.	take any action that results in the payment or declaration of a dividend on any shares of the Company’s common or preferred stock other than a stock split in the form of a stock dividend and other than dividends accruing in accordance with the terms of any preferred stock of the Company issued in compliance with the terms of this Certificate.

4.	Dividends. Holders of the Series D Preferred shall be entitled to participate (on an as converted basis) with the holders of the Common Stock in any dividends payable on the Common Stock. Such dividends shall be payable, at the Board’s discretion, in cash or shares of Common Stock, and payable only when, as, and if declared by the Board.

5.	Liquidation Rights.

5.1	Preference of Series D Preferred. In the event of any Liquidation Event, the holders of the Series D Preferred then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, whether such assets are capital, surplus, or earnings, before any payment or declaration and setting aside for payment of any amount shall be made in respect of the Common Stock or any other series of the Company’s preferred stock having a liquidation preference junior to the Series D Preferred, and contemporaneously with the payment of all liquidation preference amounts owing with respect to any series of the Company’s preferred stock having a liquidation preference on parity with the Series D Preferred (collectively with the Series D Preferred, the “Parity Preferred”), an amount equal to the Original Issue Price per share for each share of such Series D Preferred held by them, subject to appropriate adjustment for stock splits and other combinations with respect to the Series D Preferred, plus all declared and unpaid dividends on such shares (the “Liquidation Price”). If, upon any Liquidation Event, the assets to be distributed to the holders of the Parity Preferred shall be insufficient to permit the payment to such shareholders of the full preferential amounts owing with respect thereto, then all of the assets of the Company shall be distributed ratably to the holders of the Parity Preferred in proportion to the aggregate liquidation preference owing to each class or series of the Parity Preferred (so that the amount paid with respect to each share of the Series D Preferred bears the same proportion to the Liquidation Price as the total amount available for distribution to the holders of all shares of Parity Preferred bears to the aggregate liquidation preference owing with respect to all shares of Parity Preferred).

5.2	Participation in Remaining Corporate Assets. After payment to the Parity Preferred pursuant to Section 5.1 above, the holders of the Series D Preferred shall be entitled to participate with the Common Stock, with respect to each share of Common Stock into which the Series D Preferred is then convertible, and shall receive an amount equal to the amount to be distributed with respect to each share of the Common Stock that is in excess of the amount per share received by the holders of the Series D Preferred (determined on an as converted basis for the Series D Preferred) pursuant to Section 5.1 above. If the amount per share received by the holders of the Common Stock is less than or equal to the amount per share received by the holders of the Series D Preferred (determined on an as converted basis) pursuant to Section 5.1 above, the holders of the Series D Preferred shall not receive any additional liquidation payments.

5.3	Notice. Written notice of any Liquidation Event (the “Liquidation Notice”) shall be given by U.S. mail, postage prepaid, or by facsimile to non-U.S. residents, not less than thirty (30) days prior to the anticipated payment date stated therein, to the holders of record of the Series D Preferred, such notice to be addressed to each such holder at its address as shown by the records of the Company. The Liquidation Notice shall state (i) the anticipated payment date, (ii) the total value of the assets that the Board anticipates will be available for distribution to shareholders upon the occurrence of the Liquidation Event, and (iii) a summary of the then issued and outstanding capital stock, options, warrants and other convertible securities of the Company of each class and series, including a description of the relative preferences, conversion, liquidation and exercise rights thereof and the number of shares of each issued and outstanding.

5.4	Determination of Consideration. To the extent any distribution pursuant to this Section 5 consists of property other than cash, the value thereof shall, for purposes of Section 5.1, be the fair value at the time of such distribution as determined in good faith by the Board.

6.	Conversion. The holders of the Series D Preferred shall have the following conversion rights (the “Conversion Rights”):

6.1	Optional Conversion of the Series D Preferred. The Series D Preferred shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the Original Issue Date, at the office of the Company or any transfer agent for the Common Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price, as adjusted for any stock subdivisions, combinations or stock dividends relating to the Series D Preferred, by the Conversion Price for such shares of Series D Preferred, determined as hereinafter provided, in effect at the time of conversion and then multiplying such quotient by the number of shares of Series D Preferred to be converted. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of shares of Series D Preferred without the payment of any additional consideration by the holder thereof shall at the time of the filing of this Certificate be $0.50 (the “Conversion Price”). Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series D Preferred is convertible, as hereinafter provided.

6.2	Limitations on Conversion. Notwithstanding anything herein to the contrary, in no event shall a holder of the Series D Preferred be entitled to convert any portion of the Series D Preferred so held in excess of that portion upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unconverted Series D Preferred shares or the unexercised or unconverted portion of any other security of the holder subject to a limitation on conversion analogous to the limitations contained herein) and (2)

the number of shares of Common Stock issuable upon the conversion of that portion of the Series D Preferred with respect to which the determination of this proviso is being made, would result in beneficial ownership by such holder and its Affiliates of more than 9.99% of the then outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. Any holder of the Series D Preferred may waive the limitations set forth herein by sixty-one (61) days written notice to the Company.

6.3	Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series D Preferred. In lieu of any fractional share to which any holder would otherwise be entitled upon conversion of some or all of the Series D Preferred owned by such holder, the Company shall either round the number of shares to be issued upon conversion up to the nearest whole share or pay cash equal to such fraction multiplied by the then fair market value of a share of Series D Preferred as determined by the Board in good faith.

6.4	Mechanics of Optional Conversion. Before any holder of Series D Preferred shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor (or, if such holder is unable to locate such certificate or certificates, such holder shall execute and deliver to the Company an affidavit of lost certificate, with covenant of indemnification, in form and substance reasonably acceptable to the Company (the “Affidavit”)), endorsed or accompanied by written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the registered holder or by such holder’s attorney duly authorized in writing, at the office of the Company or of any transfer agent for the Common Stock, and shall give written notice to the Company at such office that such holder elects to convert all or a portion of the same and shall state therein such holder’s name or the name of the nominee(s) in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Company shall, as soon as reasonably practicable thereafter, issue and deliver at such office to such holder of Series D Preferred, or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share that is not rounded up to the nearest whole share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series D Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. From and after such date, all rights of the holder with respect to the Series D Preferred so converted shall terminate, except only the right of such holder, upon the surrender of his, her or its certificate or certificates therefor or execution and delivery of the Affidavit, as applicable, to receive certificates for the number of shares of Common

Stock issuable upon conversion thereof and cash for fractional shares. The issuance of certificates for Common Stock will be made by the Company without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Company in connection with such conversion and the related issuance of such Common Stock.

6.5	Certain Adjustments to Conversion Price for Stock Splits, Dividends, Mergers, Reorganizations, etc.

A.	Adjustment for Stock Splits, Stock Dividends and Combinations of Common Stock. In the event the outstanding shares of Common Stock shall, after the filing of this Certificate, be subdivided (split), or combined (reverse split), by reclassification or otherwise, or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the applicable Conversion Price in effect immediately prior to such subdivision, combination, dividend or other distribution shall, concurrently with the effectiveness of such subdivision, combination, dividend or other distribution, be proportionately adjusted.

B.	Adjustment for Merger or Reorganization, Etc. In the event of a reclassification, reorganization or exchange (other than described in subsection 6.5(A) above) or any merger, consolidation or reorganization of the Company, then, as a condition thereto, lawful and adequate provisions shall be made whereby each share of Series D Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of the Series D Preferred (without regard to any limitations on conversion of the Series D Preferred) would have been entitled upon such reclassification, reorganization, exchange, consolidation, merger or reorganization had the conversion occurred immediately prior to the event; and, in any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series D Preferred, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly equivalent as practicable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series D Preferred.

6.6	Adjustment to Conversion Price for Issue or Sale of Additional Shares of Common Stock. If, at any time or from time to time on or after the filing of this Certificate, the Company shall issue or sell, or is deemed to have issued and sold pursuant to Section 6.7, Additional Shares of Common Stock to any Person without consideration or for an Effective Price per share less than the Conversion Price then in effect, then the then Conversion Price shall be adjusted downward, as of the date of such issue or sale or deemed issuance or sale (computed to the nearest cent, with a half cent being treated as a full cent), to a price determined according to the following formula:

NCP = OCP ((O+C) / (O+A)), where:

NCP equals the Conversion Price after the adjustment then being calculated pursuant to this Section 6.6;

OCP equals the Conversion Price prior to the adjustment then being calculated pursuant to this Section 6.6;

O equals the number of shares of Common Stock outstanding immediately prior to such issue or sale, or deemed issuance or sale, assuming the conversion of all then outstanding Series D Preferred and other preferred stock of the Company convertible into Common Stock and the exercise or conversion of all other outstanding Convertible Securities, and shall include the aggregate maximum number of shares of Common Stock issuable upon the exercise of all outstanding options or warrants;

C equals the number of shares of Common Stock that the aggregate consideration received (as calculated pursuant to Section 6.7 hereof, in the case of Convertible Securities and rights, warrants and options to acquire Common Stock and Convertible Securities) by the Company for the total number of Additional Shares of Common Stock so issued or sold or deemed to be issued or sold would purchase at the Conversion Price prior to the adjustment then being calculated pursuant to this Section 6.6; and

A equals the total number of Additional Shares of Common Stock so issued or sold or deemed to be issued or sold (calculated in accordance with Section 6.7 hereof in the case of Convertible Securities and rights, warrants and options to acquire Common Stock and Convertible Securities).

6.7	Further Provisions for Adjustment of Conversion Price. For the purpose of Section 6.6 above, the following provisions shall be applicable:

A.	Issuance of Convertible Securities. If, at any time on or after the filing of this Certificate, the Company shall issue or sell any Convertible Securities, the Company shall be deemed to have issued at the time of the issuance or sale of such Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange thereof (as set forth in the instruments related thereto, without regard to any provision contained therein for any subsequent adjustment of such number until the triggering event for such subsequent adjustment has occurred, and without regard to any limitations on exercise or conversion contained in such Convertible Securities or options, rights or warrants to purchase or acquire Common Stock) and to have received as consideration for the issue or sale of such shares an amount equal to the total amount of the consideration, if any, received or receivable by the Company for the issue or sale of such Convertible Securities plus the amount (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until the triggering event for such subsequent adjustment occurs) of consideration, if any, payable to the Company upon the conversion or exchange thereof.

If such Convertible Securities shall by their terms provide for increases or decreases, with the passage of time or otherwise, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Conversion Price shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect the same; provided, however, that in such event, the Conversion Price shall only be adjusted downward.

B.	Grant of Rights, Warrants or Options for Additional Shares of Common Stock. If, at any time on or after the filing of this Certificate, the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock, the Company shall be deemed to have issued, at the time of the issue of such rights, warrants or options the maximum number of Additional Shares of Common Stock issuable upon exercise thereof (as set forth in the instruments related thereto, without regard to any provision contained therein for any subsequent adjustment of such number until the triggering event for such subsequent adjustment has occurred, and without regard to any limitations on exercise or conversion contained in such Convertible Securities or options, rights or warrants to purchase or acquire Common Stock) and to have received as consideration for the issuance of such rights, warrants or options an amount equal to the total amount of the consideration, if any, received or receivable by the Company for the granting of such rights, warrants or options plus the aggregate amount (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until the triggering event for such subsequent adjustment occurs) of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options.

If such rights, warrants or options shall by their terms provide for increases or decreases, with the passage of time or otherwise, in the amount of additional consideration payable to the Company upon the exercise thereof, or the number of Additional Shares of Common Stock issuable upon exercise thereof, the adjusted Conversion Price shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect the same; provided, however, that in such event, the Conversion Price shall only be adjusted downward.

C.	Grant of Rights, Warrants or Options for Convertible Securities. If, at any time on or after the filing of this Certificate, the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Convertible Securities, the Company shall be deemed to have issued at the time of the issue of such rights, warrants or options the maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange thereof (as set forth in the instruments related thereto, without regard to any provision contained therein for any subsequent adjustment of such number until the triggering event for such subsequent adjustment has occurred, and without regard to any limitations on exercise or conversion contained in such Convertible Securities or options, rights or warrants to purchase or acquire Common Stock) and to have received as consideration for the granting of such rights, warrants or options an amount equal to the total amount of the consideration, if any, received or receivable by the Company for the granting of such rights, warrants or options plus the aggregate amount (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until the triggering event for such subsequent adjustment occurs) of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus the aggregate amount (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until the triggering event for such subsequent adjustment occurs) of consideration, if any, payable to the Company upon the conversion of such Convertible Securities.

If such rights, warrants or options or the Convertible Securities issued upon the exercise of such rights, warrants or options shall by their terms provide for increases or decreases, with the passage of time or otherwise, in the amount of additional consideration payable to the Company upon the exercise, conversion or exchange thereof, or number of Additional Shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the adjusted Conversion Price shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect the same; provided, however, that in such event, the Conversion Price shall only be adjusted downward.

D.	Determination of Consideration. Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any Additional Shares of Common Stock or Convertible Securities or any rights, warrants or options to subscribe for, purchase or otherwise acquire any Additional Shares of Common Stock or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board. In case any Additional Shares of Common Stock or Convertible Securities or any rights, warrants or options to subscribe for, purchase or otherwise acquire any Additional Shares of Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers two or more thereof, the consideration for the issue or sale of such Additional Shares of Common Stock or Convertible Securities or such rights, warrants or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board.

E.	Duration of Adjusted Conversion Price. Following each computation or readjustment of an adjusted Conversion Price as provided above in this Section 6, the new adjusted Conversion Price shall remain in effect until a further computation or readjustment thereof is required by this Section 6.

F.	Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D Preferred a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any holder of Series D Preferred, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the applicable Conversion Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series D Preferred.

6.8	Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, any capital reorganization of the Company, any reclassification or recapitalization of the Company’s capital stock, any Acquisition or any other consolidation or merger with or into another Company, any Asset Transfer or any dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series D Preferred at least ten (10) days prior to the date specified for the taking of a record, a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (c) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

6.9	Common Stock Reserved. The Company shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient (without regard to any limitations on conversion of the Series D Preferred contained herein) to effect (a) conversion of the Series D Preferred and all other shares of preferred stock and (b) issuance of Common Stock pursuant to all outstanding options, warrants or other rights to acquire Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the shares of Series D Preferred, and the issuance of Common Stock pursuant to all outstanding options, warrants or other rights to acquire Common Stock, at such time, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the shares of Series D Preferred and the issuance of Common Stock pursuant to all outstanding options, warrants or other rights to acquire Common Stock.

6.10	Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series D Preferred, other than any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series D Preferred so converted were registered.

6.11	Lost or Stolen Certificates. In the event that the original certificate representing a holder’s Series D Preferred has been lost, misplaced, stolen or destroyed, the Company shall issue and deliver a replacement certificate to such holder as soon as practicable following such holder’s delivery to the Company of an affidavit of lost certificate, with covenant of indemnification, in form and substance reasonably acceptable to the Company. Upon the issuance of such replacement certificate, the original certificate shall be void and of no force and effect.

6.12	Notices. Any notice required by the provisions of Section 5 or this Section 6 shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified U.S. mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit (or in the case of parties located outside the United States, two (2) business days after deposit) with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

6.13	No Dilution or Impairment. The Company shall not take any voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series D Preferred as specified in this Certificate against impairment.

6.14	No Closing of Transfer Books. The Company shall not close its books against the transfer of shares of Series D Preferred in any manner that would interfere with the timely conversion of any shares of Series D Preferred.

7.	No Reissuance of Series D Preferred. No share or shares of Series D Preferred acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued; and, in addition, this Certificate and the Certificate of Incorporation shall be appropriately amended to effect the corresponding reduction in the Company’s authorized stock, including preferred stock.

8.	Waiver. Unless otherwise set forth herein, any right, preference or privilege of the Series D Preferred may be waived by a majority of the outstanding shares of the Series D Preferred, and such waiver shall be binding on all holders of the Series D Preferred.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be duly executed to this 28th day of April, 2005.

ANTARES PHARMA, INC. By____________________________________ Name: Lawrence Christian Title: Chief Financial Officer and Secretary

EXHIBIT C

BY-LAWS

OF

ANTARES PHARMA, INC.

(the “Corporation”)

ARTICLE I
Stockholders

        SECTION 1.     Annual Meeting.     The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

        SECTION 2.      Notice of Stockholder Business and Nominations.

        (a)    Annual Meetings of Stockholders.

       (1)    Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an Annual Meeting (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

       (2)    For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other stockholders; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

       (3)    Notwithstanding anything in the second sentence of paragraph (a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 85 days prior to the first anniversary of the preceding year’s Annual Meeting, a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

        (b)    General.

       (1)    Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

       (2)    For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

       (3)    Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

          SECTION 3.     Special Meetings.     Except as otherwise required by statute, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

          SECTION 4.     Notice of Meetings; Adjournments.    A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books.

          Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

          Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

          The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under Section 2 of this Article I of these By-laws.

          When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or these By-laws, is entitled to such notice.

          SECTION 5.     Quorum.     A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 5 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

          SECTION 6.     Voting and Proxies.     Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by §212(c) of the Delaware General Corporation Law (“DGCL”). Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by §212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

          SECTION 7.     Action at Meeting.     When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

          SECTION 8.     Stockholder Lists.     The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least 10 days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

          SECTION 9.     Presiding Officer.     The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the Chief Executive Officer, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 5 and 6 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

          SECTION 10.     Inspectors of Elections.     The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II
Directors

        SECTION 1.     Powers.     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

        SECTION 2.     Number and Terms.     The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

        SECTION 3.      Qualification.     No director need be a stockholder of the Corporation.

        SECTION 4.     Vacancies.      Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

        SECTION 5.      Removal.      Directors may be removed from office in the manner provided in the Certificate.

        SECTION 6.     Resignation.     A director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the Chief Executive Officer or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

        SECTION 7.     Regular Meetings.     The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

        SECTION 8.     Special Meetings.     Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the Chief Executive Officer. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

        SECTION 9.     Notice of Meetings.     Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the Chief Executive Officer or such other officer designated by the Chairman of the Board, if one is elected, or the Chief Executive Officer. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if faxed or emailed.

        A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

        SECTION 10.     Quorum.     At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 9 of this Article II. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

        SECTION 11.     Action at Meeting.     At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.

        SECTION 12.     Action by Consent.     Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

        SECTION 13.     Manner of Participation.     Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

        SECTION 14.     Committees.     The Board of Directors, by vote of a majority of the directors then in office, may elect from its number one or more committees, including, without limitation, an Executive Committee, a Compensation Committee, a Nominating Committee, and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

        SECTION 15.     Compensation of Directors.     Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III
Officers

        SECTION 1.     Enumeration.     The officers of the Corporation shall consist of a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors, a President and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

        SECTION 2.     Election.     At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the Chief Executive Officer, the Chief Financial Officer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

        SECTION 3.     Qualification.     No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.

        SECTION 4.     Tenure.     Except as otherwise provided by the Certificate or by these By-laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

        SECTION 5.     Resignation.     Any officer may resign by delivering his or her written resignation to the Corporation addressed to the Chief Executive Officer or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

        SECTION 6.     Removal.     Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

        SECTION 7.     Absence or Disability.     In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

        SECTION 8.     Vacancies.     Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

        SECTION 9.     Chief Executive Officer.     The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation’s business. If there is no Chairman of the Board or if he or she is absent, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and of the Board of Directors. The Chief Executive Officer shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

        SECTION 10.     Chairman of the Board.     The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

        SECTION 11.     President.     The President, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

        SECTION 12.     Vice Presidents and Assistant Vice Presidents.     Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

        SECTION 13.     Chief Financial Officer and Assistant Treasurers.     The Chief Financial Officer shall, subject to the direction of the Board of Directors and except as the Board of Directors, the President or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Chief Financial Officer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors, the President or the Chief Executive Officer.

        Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors, the President or the Chief Executive Officer may from time to time designate.

        SECTION 14.     Secretary and Assistant Secretaries.     The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors, the President or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities.

        Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors, the President or the Chief Executive Officer may from time to time designate.

        SECTION 15.     Other Powers and Duties.     Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors, the President or the Chief Executive Officer.

ARTICLE IV
Capital Stock

        SECTION 1.     Certificates of Stock.    Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board of Directors, the Chief Executive Officer or a Vice President and by the Chief Financial Officer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

        SECTION 2.     Transfers.     Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

        SECTION 3.     Record Holders.     Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

        SECTION 4.     Record Date.     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        SECTION 5.     Replacement of Certificates.     In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V
Indemnification

        SECTION 1.      Definitions.     For purposes of this Article:

        (a)    “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, or (iii) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), an Officer or Director of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger, other than the merger with Antares Pharma, Inc., a Minnesota corporation, or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

        (b)    “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

        (c)    “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

        (d)    “Expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

        (e)    “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

        (f)    “Officer” means any person who serves or has served the Corporation as an officer appointed by the Board of Directors of the Corporation;

        (g)    “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

        (h)    “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

        SECTION 2.     Indemnification of Directors and Officers.     Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this

Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce an Officer or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

        SECTION 3.     Indemnification of Non-Officer Employees.     Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors of the Corporation.

        SECTION 4.     Good Faith.     Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

        SECTION 5.     Advancement of Expenses to Directors Prior to Final Disposition.

        (a)    The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within ten (10) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce Director’s rights to indemnification or advancement of Expenses under these By-laws.

        (b)    If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within 10 days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to the action and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

        (c)    In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

        SECTION 6.     Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

        (a)    The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer and Non-Officer Employee in connection with any Proceeding in which such is involved by reason of the Corporate Status of such Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer and Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

        (b)    In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

        SECTION 7.     Contractual Nature of Rights.

        (a)    The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

        (b)    If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within 60 days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to the action and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

        (c)    In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

        SECTION 8.     Non-Exclusivity of Rights.     The rights to indemnification and advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

        SECTION 9.     Insurance.     The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

        SECTION 10.     Other Indemnification.     The Corporation’s obligation, if any, to indemnify any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise.

ARTICLE VI
Miscellaneous Provisions

        SECTION 1.     Fiscal Year.      The fiscal year of the Corporation shall be determined by the Board of Directors.

        SECTION 2.     Seal.     The Board of Directors shall have power to adopt and alter the seal of the Corporation.

        SECTION 3.     Execution of Instruments.     All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the Chief Executive Officer or the Chief Financial Officer or any other officer, employee or agent of the Corporation as the Board of Directors or Executive Committee may authorize.

        SECTION 4.     Voting of Securities.     Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the Chief Executive Officer or the Chief Financial Officer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.

        SECTION 5.     Resident Agent.     The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

        SECTION 6.     Corporate Records.     The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

        SECTION 7.     Certificate.     All references in these By-laws to the Certificate shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

        SECTION 8.     Amendment of By-laws.

        (a)    Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

        (b)    Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 70% of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate, these By-laws, or other applicable law.

        SECTION 9.     Notices.     If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

        SECTION 10.     Waivers.     A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.

Adopted April 28, 2005.

EXHIBIT D

ANTARES PHARMA, INC.

SECOND AMENDED AND RESTATED CHARTER
OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Adopted by the Board of Directors on November 12, 2004

I.    Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	oversee the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;
•	oversee the independence and performance of the Company’s independent registered public accounting firm; and
•	oversee compliance with legal and regulatory requirements.

II.   Outside Advisors and Funding

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent registered public accounting firm as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee has the authority to determine what is appropriate funding for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Company shall provide funding for such payments as the Audit Committee determines is appropriate.

III.   Audit Committee Composition and Meetings

Audit Committee members shall be appointed by and any vacancies filled by the Board of Directors in accordance with the Bylaws of the Company. Audit Committee members must satisfy the independence, experience and financial expertise requirements referred to below. The Board of Directors shall elect a Chair of the Audit Committee. Directors’

fees are the only compensation that an Audit Committee member may receive from the Company.

The Audit Committee shall be comprised of three or more directors, each of whom, as determined by the Board of Directors, shall satisfy all applicable independence, experience and financial expertise requirements of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and of any applicable exchange or inter-dealer quotation system on which the Company’s stock is then listed. All Audit Committee members must be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Audit Committee must be an “audit committee financial expert,” as that term is defined in Item 401 of the Securities and Exchange Commission’s Regulation S-K.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in separate executive session at least annually with management, the independent registered public accounting firm, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Audit Committee shall maintain minutes of its meetings and shall make regular reports to the Board of Directors.

IV.   Audit Committee Responsibilities and Duties

Review Procedures
1. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval. The Audit Committee shall submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company’s annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm prior to filing or distribution. This review should include review of the Company’s disclosures in the annual or quarterly report, significant issues and judgments regarding accounting and auditing principles and practices (including any changes to the Company’s accounting principles) and a review of any transactions as to which management received a report from the independent registered public accounting firm regarding the accounting principles to be applied to such transactions. Following this review, the Audit Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K. The Audit Committee shall also annually prepare a report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement, if necessary.

3. Review the Company’s internal controls, including any significant deficiencies in internal controls and any significant changes in such controls reported to the Audit

Committee by the independent registered public accounting firm, an internal auditor or management, and review the Company’s disclosure controls and procedures. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.

4. Discuss with management the Company’s earnings press releases and corporate policies with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies.

5. Review stock exchange or inter-dealer quotation system correspondence, proxy statement disclosures and other filings relating to the Audit Committee or its activities.

6. Review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with the certification obligations required by the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

Independent registered public accounting firm

7. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing and issuing an audit report or related work. In this regard, the Audit Committee shall appoint and retain, compensate, evaluate, and terminate when appropriate, the independent registered public accounting firm, who shall report directly to the Audit Committee. The Audit Committee shall pre-approve all audit engagement fees and terms and pre-approve any other significant compensation to be paid to the independent registered public accounting firm. The Audit Committee shall review annually with the Company’s independent registered public accounting firm and management the scope and general extent of the proposed audit, and the audit procedures to be utilized. The Audit Committee shall also approve the retention of the independent registered public accounting firm for any non-audit service and the fee for such service.

8. Review at least annually and discuss with the independent registered public accounting firm the auditors’ report regarding its independence. This review includes ensuring that any relevant matters relating to the independent registered public accounting firm’ objectivity and independence are discussed, and, if required, making recommendations to the Board of Directors regarding appropriate action to address the Company’s independent registered public accounting firm’ independence. The Audit Committee shall also review and oversee the experience and qualifications of the senior members of the independent registered public accounting firm’ team and the quality control procedures of the independent registered public accounting firm.

9. Establish policies for hiring employees and former employees of the independent registered public accounting firm.

10. Review with the independent registered public accounting firm the results of the annual audit examination and any issues the auditor may have encountered in the course of its audit work and management’s response. This review should include, among other things, any management letter, any restrictions on the scope of activities or access to required information, and changes required in the planned scope of the audit.

11. Review any and all reports to management by the Company’s independent registered public accounting firm, including management’s responses thereto, if any, including reports mandated by Section 10A of the Securities Exchange Act of 1934, and obtain from the Company’s independent registered public accounting firm any information with respect to illegal acts in accordance with Section 10A.

Other Audit Committee Responsibilities

12. In accordance with the Company’s Code of Business Conduct and Ethics, establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

13. Review with the Company’s counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

14. Review candidates for the positions of chief financial officer and controller of the Company.

15. Review the Audit Committee’s own performance annually and perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the Audit Committee’s duty to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company’s independent registered public accounting firm. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.